As filed with the U.S. Securities and Exchange Commission on April 2, 2021

1933 Act File No. [•]

1940 Act File No. [•]

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☐
Amendment No.	☐

Popular Total Return Fund, Inc.

(Exact name of Registrant as Specified in Charter)

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Address of Principal Executive Offices)

(Registrant’s Telephone Number, including Area Code): (787) 754-4488

Manuel Rodriguez Boissen

Secretary

Popular Center North Building, Second Level (Fine Arts),

209 Muñoz Rivera Avenue,

San Juan, Puerto Rico 00918

(Name and Address of Agent for Service)

Copies to:

Jesse C. Kean Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Javier Rubio Popular Asset Management LLC Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 2, 2021

[                ], 2021

Prospectus

Popular Total Return Fund, Inc.

Class A Shares: [    ]

Class C Shares: [    ]

Class I Institutional Shares: [    ]

IRA Shares: [    ]

Beginning on January 1, 2022, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a financial advisor, broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future shareholder reports in paper free of charge by contacting your financial intermediary. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by Popular Asset Management LLC, or all funds held with your financial intermediary, as applicable.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Statement of Additional Information	40

Contact Information	41

Fund Summary

Investment Objective

The primary investment objective of Popular Total Return Fund, Inc. (the “Fund”) is to seek long-term capital appreciation. The secondary investment objective of the Fund is to seek current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”), which are not reflected in the table and example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Popular Family of Funds (as defined below). More information about these and other discounts is available from your Financial Intermediary and in the “Shareholder Information” section of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Institutional Shares	IRA Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%	None	None	2.00%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%[1]	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[2]	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Institutional Shares	IRA Shares
Management Fee	[0.50]%	[0.50]%	[0.50]%	[0.50]%
Distribution and/or Service (12b-1) Fee	0.25%	1.00%	None	0.25%
Administrative Fee	[0.20]%	[0.20]%	[0.20]%	[0.20]%
Other Expenses[3]	[0.47]%	[0.47]%	[0.47]%	[0.47]%
Acquired Fund Fees and Expenses[4]	[0.03]%	[0.03]%	[0.03]%	[0.03]%
Total Annual Fund Operating Expenses	[1.45]%	[2.20]%	[1.20]%	[1.45]%

[1]	There is no contingent deferred sales charge (“CDSC”) on Class C Shares after one year.
[2]	The Fund may impose a 2.00% redemption fee on redemptions made within five business days after acquiring shares.
[3]	Other Expenses include non-recurring expenses related to the registration of the Fund under the Investment Company Act of 1940, as amended (the “1940 Act”).
[4]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds.

Example:

This following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$[490]	$[785]	$[1,101]	$[1,995]
Class C Shares	$[220]	$[679]	$[1,163]	$[2,222]
Class I Institutional Shares	$[120]	$[374]	$[647]	$[1,427]
IRA Shares	$[342]	$[642]	$[693]	$[1,871]

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$[220]	$[679]	$[1,163]	$[2,222]

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the previous expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 66.4% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal conditions, the Fund will seek to meet its objective by investing at least 50%, but not more than 80%, of its assets in equity securities. The balance of the Fund’s assets will be invested in fixed-income securities and cash or cash equivalents. At least 20% of the Fund’s assets will be invested in debt securities issued, or otherwise secured, by Puerto Rico issuers or assets located in Puerto Rico (“Puerto Rico Assets”).

Equity securities include among others:

●	shares of other open or close-end investment companies, including shares of exchange-traded funds (“ETFs”) or other ownership interests in index funds;

●	common stock of publicly-held companies, primarily shares of common stock of corporations listed on a national securities exchange or automated quotation system; and

●	other equity or debt securities convertible into common stock and warrants or other rights to purchase common stock.

The Fund may invest in equity securities issuers of any market capitalization.

The Fund anticipates that its investments in equity securities will consist primarily of shares of ETFs. Passively managed ETFs invest in a portfolio of equity securities that are designed to closely track the performance of different market indices. An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market or market segment. Actively managed ETFs do not seek to track the performance of a particular market index. Though the Fund anticipates investing primarily in ETFs, the Fund reserves the right to invest all or a portion of its assets invested in equity securities in individual equity securities in the Adviser’s discretion.

The Fund may invest up to 20% of its total assets in securities of foreign issuers (i.e., entities organized outside of the United States of America (the “U.S.”) and Puerto Rico).

Under normal market conditions, not less than 95% of the fixed-income securities in which the Fund will invest will be rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories of at least one nationally recognized statistical rating organization, without regard to any subcategory, or, if not so rated, will be, in the opinion of the Adviser, of a credit quality comparable to such rated obligations.

The Fund may invest in fixed-income ETFs as part of its fixed-income investment strategy.

The Fund is classified as non-diversified under the 1940 Act.

Principal Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The below is a summary of certain risks which could affect the Fund’s performance. You should also consider the factors under “More Information About The Fund - Risks of Investing in the Fund” before investing in the Fund.

Investment Risk. There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives depends on a number of factors, including, but not limited to, the Adviser’s judgment of market risk, credit risk, regulatory risk, liquidity risk, etc. Each potential investor should consider his/her personal tolerance for the daily fluctuations of the stock and fixed-income markets and view his/her investment in the Fund as part of an overall investment program. The Fund is subject to manager risk, which is the chance that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

Market Risk. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of these securities at a time and at a price that is unfavorable to the Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

ETFs Risk. An investment in the Fund is not equivalent to an investment in the underlying assets held by the Fund because of the operational fees and expenses incurred by the Fund. The Fund currently anticipates that the portion of its assets invested in equity securities is primarily invested in shares of ETFs. Passive ETFs invest in a portfolio of securities that are designed to track closely the price and yield performance of different market indexes or segments. However, such funds will never be able to do so exactly because of operational fees and expenses incurred by the fund or because of the temporary unavailability of certain of the securities underlying the index. The market price of this type of investment on the securities exchange on which they are traded may be lower than their net asset value. Investors should also be aware that by investing in the Fund, they may, in effect, incur the costs of two levels of investment management services, (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest.

Equity Securities Risk. The price of equity securities has historically risen and fallen in periodic cycles. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.

Foreign Securities Risk. The Fund may invest in foreign securities. Securities of foreign issuers have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

IRA Accounts Risk. Investors may purchase and hold IRA Shares through IRA Accounts only to the extent that there are IRA Accounts that invest in the Fund. IRA Shares purchased through IRA Accounts will be subject to those penalties, fees, terms and conditions as may be imposed by the IRA trust for such IRA Account as established in the applicable laws and regulations and the disclosure documents associated with such IRA Account.

Suitability Risk. Given that the Fund invests a significant portion of its assets in equity securities, an investment in the Fund is designed, and suitable for, long term investors. The prices of equity securities and the value of your investment in the Fund will increase or decrease in response to many factors, including prospective earnings, investors perception and general economic conditions. Before investing in the Fund prospective investors are encouraged to consult their own tax adviser with specific reference to their own tax situation to determine if the Fund is suitable for them.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. As a non-diversified fund, the value of the shares is, therefore, more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Debt Securities Risk. Debt securities, such as bonds, involve credit risk and interest risk. Credit risk refers to the possibility that the issuer of a debt security will not be able to make payments of interest and principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Interest rate risk is the risk that the value of a debt security may fall when interest rates rise. In general, the market price of debt securities with longer maturities will go up or down more in response to changes in interest rates than the market price of shorter-term securities.

Tax Risks. The Fund intends to operate in a manner that will cause it to be exempt from Puerto Rico income and municipal license tax under the PR Code and the Puerto Rico Municipal Code, as amended (the “Municipal Code”) as a registered investment company.

Puerto Rico Income Tax Exemption. To be exempt from Puerto Rico income tax the Fund must meet certain requirements. Because of a recent amendment to the 1940 Act, the Fund must register with the SEC under the 1940 Act and is barred from registering under the Puerto Rico Investment Companies Act of 2013 (“Act 93-2013”). In Puerto Rico Treasury Determination 19-04 the Puerto Rico Treasury Department held that an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, will be treated as a registered investment company under Act 93-2013 and thus is entitled to the tax exemption and other tax benefits available under the PR Code to registered investment companies. Puerto Rico registered investment companies under the 1940 Act, such as the Fund, can rely on the holding of PR Treasury Determination 19-04 for purposes of claiming the tax exemption and other tax benefits available under the Puerto Rico Internal Revenue Code of 2011, as amended (the “PR Code”). If such determination is revoked by the Puerto Rico Treasury Department, (i) the Fund would be subject to a Puerto Rico income tax rate of up to 37.5% on its taxable interest income, its dividend income and its short term capital gains, and to a Puerto Rico income tax of up to 20% on its long term capital gains, and (ii) if the 15% Puerto Rico income tax had not been withheld on the Fund’s exempt dividends, and it is determined that that the failure to withhold was not due to reasonable cause, bona fide residents of Puerto Rico (the “Qualifying Individuals”) within the meaning of Sections 933 and 937 of the U.S. Internal Revenue Code of 1986 (the “U.S. Code) would be subject to a Puerto Rico income tax on the exempt dividends of up to 31.35%.

Municipal License Tax Exemption. Under Act 93-2013, Puerto Rico registered investment companies are exempt from the municipal license tax imposed by the Puerto Rico municipalities pursuant to the authority granted by the Municipal Code (formerly under the Municipal License Tax Act, as amended). Pursuant to Article 1.007 of the Municipal Code, Puerto Rico municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico. Therefore, Puerto Rico registered investment companies under the 1940 Act, such as the Fund, should be able to rely on the holding of PR Treasury Determination 19-04 to be treated as a registered investment company under Act 93-2013 for purposes of the municipal license tax exemption. Notwithstanding the foregoing, the municipality of San Juan may disagree with the holding of PR Treasury Determination 19-04 and refuse to treat the Fund as a registered investment company under Act 93-2013, causing the imposition of municipal license taxes of 1.5% on the gross revenues of the Fund.

Withholding Tax from Sources Within the U.S. Dividends from sources within the U.S. received by the Fund may qualify for a 10% federal income rate on U.S. sourced dividends, if certain conditions are met, and a 30% U.S. federal income tax withholding on certain other items of fixed, determinable annual or periodic income derived by the Fund from sources within the U.S., including U.S. source dividends not eligible for the 10% withholding rate. See the section entitled “Taxation”.

Conduit Rule. Shareholders who are bona fide residents of Puerto Rico should note that, pursuant to the Regulations issued under Section 937(b) of the U.S. Code, dividends treated as Puerto Rico sourced income (under the general sourcing rules otherwise applicable to dividends paid by Puerto Rico corporations) may be treated as income from sources outside of Puerto Rico subject to U.S. federal income tax, if the investment in the Fund is treated as made pursuant to a conduit plan or arrangement (“conduit arrangements”). See “Taxation”. We understand that said conduit regulations were not intended to apply to an actively managed investment company, such as the Fund, that is subject to regulation by governmental authorities and that, therefore, the general sourcing rules should apply to treat the dividends paid by the Fund as Puerto Rico sourced income excluded from U.S. federal income taxes by shareholders that are bona fide residents of Puerto Rico. However, the IRS or the courts may disagree with this interpretation and treat the investment in the Fund as a conduit arrangement, and, as a result, the dividends paid to shareholders who are bona fide residents of Puerto Rico would be treated as income from U.S. sources subject to U.S. federal income taxes of up to 37%.

U.S. Foreign Account Tax Compliance Act. Sections 1471 through 1474 (commonly known as “FATCA”) of the U.S. Code impose a 30% withholding tax upon most payments of U.S. sourced income made to certain “foreign financial institutions” (“FFI”) or “non-financial foreign entities” (“NFFE”), unless certain certification and reporting requirements are satisfied by such entities, including providing information with respect to their respective investors. In the case of most payments of U.S. sourced income, the 30% withholding will apply to payments made after June 30, 2014. Pursuant to the final regulations issued by the U.S. Treasury and the IRS relating to FATCA, the Fund will be treated as a NFFE, but the Fund elected to register as a direct reporting NFFE with the IRS. Accordingly, the Fund will be required to provide to the IRS certain information with respect to its investors. If the Fund were to be unable to provide such investor information to the IRS or otherwise fail or be unable to comply with the legal and regulatory requirements of the US Code with respect to FATCA, the Fund’s U.S. sourced income would be reduced, inasmuch as it would be subject to such 30% withholding tax. This reduction may negatively affect the Fund’s ability to fulfill its obligations. See the section entitled “Taxation” and consult your tax adviser.

Performance Information

The information shows you how the Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. The table compares the Fund’s performance to that of the S&P Target Risk Growth Index (“Benchmark Index”). To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. As with all such investments, past performance (before and after taxes) is not an indication of future results. Sales charges are not reflected in the bar chart. If they were, returns would be less than those shown. However, the table includes all applicable fees and sales charges. Updated information on the Fund’s performance, including its current net asset value, can be obtained by visiting [www.[    ].com] or can be obtained by phone at [    ].

The Benchmark Index is designed to measure the performance of equity allocations, while seeking to provide limited fixed income exposure to diversify risk.

[          ]

Investment Adviser

The Fund’s investment adviser is Popular Asset Management LLC, a [registered investment adviser] (the “Adviser”), a wholly owned subsidiary of Popular, Inc., a diversified, publicly-owned financial holding company registered under the Bank Holding Company Act of 1956, as amended, and subject to supervision and regulation by the Board of Governors of the Federal Reserve System. The Adviser may retain one or more sub-advisers to manage a portion of the Fund’s assets.

Portfolio Managers

Name	Managed the Fund Since	Primary Title with Adviser
Javier Rubio, CFA	2001	Senior Vice President
Joaquín Pérez, CFA	2001	Vice President
Antonio Rondán, CFA	2006	Portfolio Manager
Jose Blasini, CPA	2019	Portfolio Manager

Purchase and Sale of Fund Shares

To purchase or sell shares you should contact your Financial Intermediary, or if you hold shares through the Fund, you should contact the Fund by phone at [(787) 758-7400], by mail [(c/o Popular Total Return Fund, Inc., Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918)], or by the Internet at www.[popular].com. You may purchase or redeem shares of the Fund each day on which the New York Stock Exchange (the “NYSE”) is open for trading and the Federal Reserve Bank of New York (“Federal Reserve”) and banks in San Juan Puerto Rico are open for business (each, a “Business Day”).

The Fund’s initial and subsequent investment minimums are as follows, although the Fund may reduce or waive the minimums in some cases:

	Class A Shares	Class C Shares	Class I Institutional Shares	IRA Shares
Minimum Initial Investment Amount	$3,000	$3,000	None for fee-based accounts $1 million for transactional accounts	$3,000
Minimum Subsequent Investment Amount	$50	$50	$50	[$100]

Tax Information

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Distributions from the Fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein). Please refer to the section entitled “Taxation” and consult your tax adviser.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other Financial Intermediary (such as a bank), the Fund and its related companies may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

More Information About the Fund

Investment Objective

The primary investment objective of Popular Total Return Fund, Inc. (the “Fund”) is to seek long-term capital appreciation. The secondary investment objective of the Fund is to seek current income.

This investment objective is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Investment Process

The Fund has an asset allocation strategy designed for investors seeking an index-based, multi-asset investment portfolio.

To implement the Fund’s investment strategy, Popular Asset Management LLC (the “Adviser”) will first select the asset categories to be included in the portfolio. When selecting the underlying categories, the Adviser looks for investable and relatively liquid groupings of financial instruments that exhibit similar characteristics. Examples of some of the basic categories are U.S. Large-Cap – Equity, U.S. Small-Cap – Equity, International – Equity and U.S. Aggregate – Fixed-Income. These categories may be further diversified by style, region, sector, duration, credit quality, or other factors. The specific categories are determined at the Investment Adviser’s discretion and may change as deemed appropriate.

The Adviser will then establish a target asset allocation for the Fund that is consistent with its investment objectives and provides adequate diversification. To do so, the Adviser considers historical data with the return and risk information of each asset category, as well as correlation figures to the other asset categories. In addition, the Adviser considers studies with forward-looking projections. The target asset allocation represents the selected mix of asset categories that the Adviser thinks is prudent as a long-term investment strategy for the Fund. The approximate asset allocation weight percentages of the Fund, as of December 31, 2020, are set out in the following table:

Asset Category	% Weight as of 12/31/2020	Target Weight
U.S. Large-Cap – Equity	49.8%	30%
U.S. Mid-Cap – Equity	6.5%	4%
U.S. Small-Cap – Equity	3.3&	2%
International Developed Markets – Equity	10.7%	20%
International Emerging Markets – Equity	0.9%	4%
Equity Subtotal	71.2%	60%
U.S. Aggregate – Fixed-Income	22.7%	35%
International Aggregate – Fixed-Income	0.0%	5%
Cash – Fixed-Income	6.1%	0%
Fixed-Income Subtotal	28.8%	40%

The Adviser will then select and invest in specific instruments within each asset category. On the equity portion of the portfolio, the Investment Adviser intends to invest primarily in ETFs that are index-based. On the fixed-income portion, the Adviser intends to invest in a combination of individual securities and ETFs. All instruments are selected at the Adviser’s discretion.

The Adviser will regularly monitor and review the Fund’s investment strategy and asset allocation. Current market conditions and tactical decisions by the Adviser may result in the Fund’s actual asset allocation deviating from its target asset allocation. At all times, the Investment Adviser will limit these deviations to a maximum of 15 percentage points above or below the target.

Investment Strategies

Under normal conditions, the Fund will seek to meet its objective by investing at least 50%, but not more than 80%, of its assets in equity securities. The balance of the Fund’s assets will be invested in fixed-income securities and cash or cash equivalents. The Fund may invest up to 20% of its total assets in securities of foreign issuers (i.e., entities organized outside of the U.S. and Puerto Rico). The Fund is classified as non-diversified under the 1940 Act. At least 20% of the Fund’s assets will be invested in debt securities issued, or otherwise secured, by Puerto Rico issuers or assets located in Puerto Rico (“Puerto Rico Assets”).

Information on Equity Securities:

Equity securities include among others:

●	shares of other open or close-end investment companies, including shares of ETFs or other ownership interests in index funds;

●	common stock of publicly-held companies, primarily shares of common stock of corporations listed on a national securities exchange or automated quotation system; and

●	other equity or debt securities convertible into common stock and warrants or other rights to purchase common stock.

The Fund may invest in equity securities issuers of any market capitalization.

The Fund will attempt not to concentrate its investments of equity securities in any particular industry or group of industries and will attempt to diversify its holdings among as many different industries and market segments as deemed appropriate in light of conditions prevailing at any given time.

Although equity securities have historically demonstrated long-term growth in value, their prices fluctuate based on changes, among other variables, in a company’s financial condition and general economic conditions. This is especially true in the case of smaller companies. Stock markets tend to move in cycles, with periods of rising stock prices and periods of falling stock prices.

The Fund anticipates that its investments in equity securities will consist primarily of shares of ETFs, though it reserves the right to invest all or a portion of its assets invested in equity securities in individual equity securities in the Adviser’s discretion.

Each share of an ETF represents an undivided ownership interest in the portfolio of stocks held by the ETF.

Passive ETFs are trust or similar vehicles that acquire and hold either:

●	shares of all of the companies that are represented by a particular index in the same proportion that is represented in the indices themselves; or

●	shares of a sampling of the companies that are represented by a particular index in a proportion meant to track the performance of the entire index.

Passive ETFs are intended to provide investment results that, before expenses, generally correspond to the price and yield performance of the corresponding market index, and the value of their shares should, under normal circumstances, closely track the value of the index’s underlying component stocks. Passive ETFs generally do not buy or sell securities, except to the extent necessary to conform their portfolios to the corresponding index. Because an ETF has operating expenses and transaction costs, while a market index does not, ETFs that track particular indices typically will be unable to match the performance of the index exactly.

Actively managed ETFs do not seek to track the performance of a particular market index.

ETFs generally do not sell or redeem their shares for cash, and most investors do not purchase or redeem shares directly from an ETF at all. Instead, the ETF issues and redeems its shares in large blocks (typically 50,000 of its shares) called “creation units.” Creation units are issued to anyone who deposits a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposits, and creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends as of the date of redemption.

Most ETF investors, however, purchase and sell exchange-traded fund shares in the secondary trading market on a securities exchange, in lots of any size, at any time during the trading day. ETF investors generally must pay a brokerage fee for each purchase or sale of ETF shares, including purchases made to reinvest dividends.

Among the shares of ETFs in which the Fund may invest are “iShares,”* which are generally listed for trading on the American Stock Exchange. iShares represent an investment in a fund which seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of a particular equity market index compiled by one of various index providers, including Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.), Dow Jones & Company, Inc., the Frank Russell Company and Morgan Stanley Capital International. Examples of such indexes include the S&P 500 Index*, the S&P MidCap 400 Index* and the MSCI Japan Index Fund*.

Another similar investment vehicle in which the Fund may invest is the Standard & Poor’s Depository Receipts* (“SPDRs”), which represent interests in unit investment trusts that are designed to track the price and yield performance of particular market indexes provided by Standard & Poor’s (a division of The McGraw-Hill Companies, Inc.). SPDRs* are also currently listed for trading on the American Stock Exchange.

Investors should be aware that funds or unit investment trusts that try to replicate the performance of a particular market index will never be able to do so exactly because of the operational fees and expenses incurred by the trust or fund or because of the temporary unavailability of certain of the securities underlying the index. The market price of this type of investment on the securities exchange on which they are traded may also be lower than their net asset value. The difference in price may be due to the fact that the supply and demand in the market for shares in the

* Standard & Poor’s, the S&P 500 Index®, the S&P MidCap 400 Index®, Standard & Poor’s Depository Receipts® and SPDRs® are trademarks of The McGraw Hill Companies, Inc.; iShares® is a trademark of the American Stock Exchange, Inc.; MSCI Japan Index Fund® is a trademark of Morgan Stanley Capital International. The Fund is not associated with, or sponsored, endorsed, sold or promoted by, The McGraw Hill Companies, Inc., the American Stock Exchange, Inc., Morgan Stanley Capital International or Dow Jones & Company, Inc.

investment vehicle at any time is not always identical to the supply and demand in the market for the basket of securities underlying the particular index.

Investors should be also aware that by investing in the Fund, they will, in effect, incur the costs of two levels of management services: (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest.

Information on Debt Securities:

Under normal market conditions, not less than 95% of the fixed-income securities in which the Fund will invest will be rated, at the time of purchase, within the four highest long-term or two highest short-term rating categories of at least one nationally recognized statistical rating organization, without regard to any subcategory, or, if not so rated, will be, in the opinion of the Adviser, of a credit quality comparable to such rated obligations.

The types of debt and other fixed-income securities the Fund may invest in include, but are not limited to, asset-backed securities, certificates of deposit, time deposits and bankers‘ acceptances, floating and variable rate obligations, indexed securities, mortgage-backed securities, mortgage dollar roll transactions, repurchase agreements, reverse repurchase agreements and zero coupon obligations.

The Fund may also invest in fixed-income ETFs as part of its fixed-income investment strategy.

Information on Short-Term Securities and Temporary Defensive Measures:

While the Fund will primarily invest in equity and fixed-income securities as described above, under normal conditions up to 10% of the Fund’s total assets may be held from time to time in cash and cash equivalents (e.g., short-term money market securities such as prime-rated commercial paper, certificates of deposit, variable rate demand notes or repurchase agreements).

As a temporary measure for defensive purposes, the Fund may invest in these securities without limitation. The Fund will invest in such securities in greater amounts under extreme market conditions, when Fund management is unable to find enough attractive equity investments or to reduce exposure to equities when Fund management believes it is advisable to do so. Investment in these securities may also be used to meet redemptions. Short-term investments and temporary defensive positions may limit the potential for the Fund to achieve its investment objective.

Information on Portfolio Turnover and Portfolio Holdings:

Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.

For a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities, please see “Portfolio Holdings Disclosure Policies and Procedures” in the Fund’s Statement of Additional Information (“SAI”).

Risks of Investing in the Fund

An investment in the Fund is subject to certain risks that may result in a loss of all or a portion of your investment. The Fund’s share price and total return may fluctuate within a wide range over short or long periods of time. As with any mutual fund, you could lose money on your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. The below is a summary of certain risks which could affect the Fund’s performance.

Investment Risk. There can be no assurance that the Fund will achieve its investment objectives. The ability of the Fund to achieve its investment objectives depends on a number of factors, including, but not limited to, the Adviser’s judgment of market risk, credit risk, regulatory risk, liquidity risk, etc. Each potential investor should consider his/her personal tolerance for the daily fluctuations of the stock and fixed-income markets and view his/her investment in the Fund as part of an overall investment program. The Fund is subject to manager risk, which is the chance that poor security selection by the Adviser will cause the Fund to underperform other funds with a similar investment objective.

Market Risk. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of these securities at a time and at a price that is unfavorable to the Fund.

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now developed into a global pandemic. This pandemic has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other pandemics and epidemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the novel coronavirus pandemic may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the pandemic may last for an extended period of time.

ETFs Risk. An investment in the Fund is not equivalent to an investment in the underlying assets held by the Fund because of the operational fees and expenses incurred by the Fund. The Fund currently anticipates that the portion of its assets invested in equity securities is primarily invested in shares of ETFs. Passive ETFs invest in a portfolio of securities that are designed to track closely the price and yield performance of different market indexes or segments. However, such funds will never be able to do so exactly because of operational fees and expenses incurred by the fund or because of the temporary unavailability of certain of the securities underlying the index. The market price of this type of investment on the securities exchange on which they are traded may be lower than their net asset value. Investors should also be aware that by investing in the Fund, they may, in effect, incur the costs of two levels of investment management services, (1) the services provided by the Adviser to the Fund and (2) the services provided by the managers or advisers of the various funds in which the Fund may invest.

Equity Securities Risk. The price of equity securities has historically risen and fallen in periodic cycles. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate.

Foreign Securities Risk. The Fund may invest in foreign securities. Securities of foreign issuers have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities of foreign issuers may be denominated in U.S. dollars or in currencies other than U.S. dollars. Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign currency exchange rates, political, economic or legal developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations (including currency blockage), withholding taxes on dividend or interest payments or capital transactions or other restrictions, higher transaction costs (including higher brokerage, custodial and settlement costs and currency conversion costs) and possible difficulty in enforcing contractual obligations or taking judicial action. Also, foreign securities may not be as liquid and may be more volatile than comparable securities in the U.S.

In addition, there often is less publicly available information about many foreign issuers, and issuers of foreign securities are subject to different, often less comprehensive, auditing, accounting and financial reporting disclosure requirements than domestic issuers. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S.

Delays in making trades in foreign securities relating to volume constraints, limitations or restrictions, clearance or settlement procedures could impact returns and result in temporary periods when assets of the Fund are not fully invested or attractive investment opportunities are foregone.

IRA Accounts Risk. Investors may purchase and hold IRA Shares through IRA Accounts only to the extent that there are IRA Accounts that invest in the Fund. IRA Shares purchased through IRA Accounts will be subject to those penalties, fees, terms and conditions as may be imposed by the IRA trust for such IRA Account as established in the applicable laws and regulations and the disclosure documents associated with such IRA Account.

Suitability Risk. Given that the Fund invests a significant portion of its assets in equity securities, an investment in the Fund is designed, and suitable for, long term investors. The prices of equity securities and the value of your investment in the Fund will increase or decrease in response to many factors, including prospective earnings, investors perception and general economic conditions. Before investing in the Fund prospective investors are encouraged to consult their own tax adviser with specific reference to their own tax situation to determine if the Fund is suitable for them.

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in a small number of issuers. As a non-diversified fund, the value of the shares is, therefore, more susceptible to losses related to any single economic, political or regulatory occurrence than the value of shares of a more widely diversified fund.

Debt Securities Risk. Debt securities, such as bonds, involve interest rate risk, credit risk, call risk and income risk.

Interest Rate Risk. The Fund will invest in fixed-income securities that are subject to interest rate risks. Interest rate risk is the risk that prices of fixed-income securities generally decrease when interest rates increase. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities.

The unique characteristics of certain types of securities purchased by the Fund may also make the Fund sensitive to changes in interest rates. For instance, falling interest rates typically will not lift the prices of mortgage-backed securities or securities subject to call risk as described below as much as prices of comparable fixed-income securities. This is because financial markets tend to discount prices of mortgage-backed securities and callable securities for prepayment risk when interest rates fall. In addition, collateralized mortgage obligations (“CMOs”) may be specifically structured in a manner that provides a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of CMOs and the ability of their structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, yield of the security and, in some instances, reduced liquidity of particular CMOs.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Call and Income Risk. The Fund is also subject to “call risk,” which is the chance that during periods of falling interest rates, an issuer will “call” – or repay – a relatively high-yielding debt security before the security’s maturity date. Mortgage-backed securities, for example, will generally be paid off early due to homeowners refinancing their mortgages during periods of falling interest rates. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for longer-term bonds. Income risk is the risk that falling interest rates will cause the Fund’s income to decline. Income risk is generally low for long-term bonds.

Non-Publicly Traded and Illiquid Securities Risk. There presently is a limited number of participants in the market for certain securities that may be acquired by the Fund the disposition of which may be limited by federal securities laws. For this purpose, the term “illiquid securities” means securities that cannot be disposed of within a reasonable period of time in the ordinary course of business at approximately the amount at which the Fund has valued the securities and includes, among other things, securities subject to contractual restrictions on resale that hinder the marketability of the securities. To the extent the Fund invests in illiquid securities, the Fund may not be able to liquidate readily such investments, particularly at a time when it is advisable to do so to minimize losses to the Fund, and would have to sell other investments if necessary to raise cash to meet its obligations.

Risk of Low Level of Capital. If the Fund does not raise a sufficient amount of capital to establish economies of scale, or to the extent that redemptions of shares cause the Fund’s capital to reach a low level, the Fund’s fixed expenses would increase when expressed as a percentage of the Fund’s assets. The Adviser may, at its discretion, waive a portion of its investment advisory fees. The

Adviser, however, reserves the right to discontinue any voluntary waiver of its fees to the Fund in the future.

Repurchase Agreements Risk. The Fund may enter into certain types of repurchase agreements, In the event of default by a repurchase agreement counterparty under any repurchase agreement the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the securities underlying such repurchase agreements. In the event of a default, instead of the contractual fixed rate of return, the rate of return to the Fund will be dependent upon intervening fluctuations of the market values of such underlying securities and the accrued interest on the underlying securities. In such event, the Fund would have rights against the respective counterparty for breach of contract with respect to any losses resulting from market fluctuations following the failure of such counterparty to perform.

The yield on repurchase agreements depends on a variety of factors, including, but not limited to, general, municipal and fixed-income securities market conditions, the amount being invested, the financial condition of the respective counterparty, and the maturity and credit quality of the security involved in each transaction.

Reverse Repurchase Agreements Risk. The Fund may also enter into reverse repurchase agreements in which the Fund purchases portfolio securities from the counterparty, coupled with an agreement to resell them to the counterparty at a specific date and price. The market value of securities purchased under reverse repurchase agreements typically is greater than the cash paid for the purchase. Reverse repurchase agreements involve the risk that the counterparty of the securities purchased by the Fund might be unable to buy them back when the Fund seeks the repurchase. In the event the seller of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such seller or its trustee or receiver may receive an extension of time to determine whether to enforce the counterparty obligation to repurchase the securities, and the counterparty use of the proceeds of the repurchase agreement may effectively be restricted pending such decision.

Mortgage-Backed Securities Risk. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.

The yield of the Fund will depend in part on the rate at which principal payments are made on such securities, which will in turn depend on the rate at which principal prepayments are made on the underlying mortgage loans. The yield to maturity on mortgage-backed securities offered at a discount from or a premium over their principal amount will depend on, among other things, the rate and timing of payments of principal (including prepayments) on the mortgage loans underlying the mortgage-backed securities. Such yield may be adversely affected by a higher or lower than anticipated rate of principal prepayments on the mortgage loans underlying the mortgage-backed securities. Therefore, since a sizeable portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the net income generated by the Fund to fluctuate more than otherwise would be the case.

Changes in the rate of prepayment of the underlying mortgage loans will have a direct impact upon the maturity structure of mortgage-backed securities. An increase in the rate of prepayment of the underlying mortgage loans will lead to an acceleration in the principal returns and a reduction in the average life of the mortgage-backed security. A reduction in the rate of prepayment, on the other hand, will lead to fewer principal returns and an extension of the average life of the mortgage-backed security. Rising interest rates tend to extend the duration of mortgage-backed securities, making them more sensitive to changes in interest rates and more likely to decline in value (this is known as extension risk). The Fund by investing in mortgage-backed securities at a discount (or premium) faces the risk that relatively late (or early) principal distributions following issuance of mortgage-backed securities could result in an actual yield that is lower than the yield anticipated by the Fund.

Prepayments are influenced by a variety of economic, geographic, demographic and other factors, including, among others, prevailing mortgage market interest rates, local and regional economic conditions and homeowner mobility. Generally, however, prepayments will increase during periods of declining interest rates and decrease during periods of rising interest rates.

Because the mortgage loans underlying mortgage-backed securities may be prepaid at any time, it is not possible to predict the rate at which distributions of principal of such mortgage-backed securities will be received. Accordingly, prevailing interest rates may fluctuate and there can be no assurance that the Fund will be able to reinvest the distributions from mortgage-backed securities at yields equaling or exceeding the yields on such mortgage-backed securities. It is possible that yields on such reinvestments will be lower than the yields on such mortgage-backed securities.

When-Issued Securities and Delayed-Delivery Transactions Risk. The purchase of securities on a when-issued or delayed-delivery basis involves the risk that, as a result of an increase in yields available in the marketplace, the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Risks of Securities of Unseasoned Issuers. Certain of the securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and be dependent on products or services without an established market share.

Convertible Securities and Synthetic Convertible Securities Risks. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock. Synthetic convertible securities are created by combining non-convertible bonds or preferred stocks with warrants or stock call options. Synthetic convertible securities differ from convertible securities in certain respects, including that each component of a synthetic convertible security has a separate market value and responds differently to market fluctuations. Investing in synthetic convertible securities involves the risks normally involved in holding the securities comprising the synthetic convertible security.

Floating and Variable Rate Income Securities Risks. Floating and variable rate income securities include securities whose rates vary inversely with changes in market rates of interest. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Indexed Securities Risks. In addition to shares of index funds, the Fund may invest in indexed securities, whose value is linked to interest rates, commodities, indices, or other financial indicators. Indexed securities may be positively or negatively indexed (i.e., their value may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

Limited Tax Benefits. An investment in the Fund will afford the tax benefits described herein in the section entitled “Taxation” solely to individuals whose principal residence is in Puerto Rico, or to corporations and other business organizations whose principal office and place of business are in Puerto Rico. Therefore, shareholders whose principal residence is not in Puerto Rico, or business organizations whose principal office and place of business is not Puerto Rico will not have a right to the same tax benefits.

Cyber Security Risk. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, there are inherent limitations in such plans and systems. Furthermore, the Fund cannot control the cyber security plans and systems of the Fund’s service providers or issuers of securities in which the Fund invests.

Expense Risk. Fund expenses are subject to a variety of factors, including fluctuations in the Fund’s net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund’s net assets decrease due to market declines or redemptions, the Fund’s expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund’s expense ratio could be significant.

Illiquid Investments Risk. The Fund’s illiquid investments may reduce the returns of the Fund because it may be difficult to sell the illiquid investments at an advantageous time or price. The Fund may be unable to pay redemption proceeds within the time period stated in this prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons.

Shareholder Information

Which Share Class Should I Choose?

The Fund offers Class A Shares, Class C Shares, Class I Institutional Shares and IRA Shares. Each share class represents an ownership interest in the same investment portfolio of securities. Each share class has different eligibility and availability criteria, sales charges, expenses, and dividends and distributions, allowing you to invest in the way that best suits your needs. Factors you should consider when choosing a share class include the amount you plan to invest, the total costs associated with your investment and how long you plan to hold your shares.

The decision as to which class of shares is more appropriate for you depends on the amount and intended duration of the investment. Investors who are planning to establish a program of regular investment may want to consider Class A Shares because as the investment accumulates, investors may qualify for reduced sales charges and the amount invested is subject to lower ongoing expenses over the term of the investment. Class C Shares are sold without an initial sales charge but are subject to a CDSC of 1% if sold within the first 12 months following purchase. However, investors should be aware that any investment return on additional invested amounts on Class C Shares may be partially or entirely offset by a higher annual and contingent deferred sales charge applicable to this class.

Class C Shares may be an appropriate choice if you have a relatively short term investment horizon (you plan to hold your Class C Shares for not more than six years), because there is no initial sales charge on the Class C Shares, and the CDSC does not apply to Class C Shares you sell after holding them one year. However, if you plan to invest more than $50,000 for the shorter term, then as your investment horizon increases toward six years, Class C Shares might not be as advantageous as Class A Shares. This is because the annual distribution and service fee on Class C Shares will have a greater impact on your account over the longer term than the reduced frontend sales charge available for larger purchases of Class A Shares.

If you hold your shares in an IRA Account, IRA Shares may be the more appropriate choice, as the initial sales charge amounts are lower than Class A Shares for amounts invested of less than $50,000. However, because IRA Shares have a flat 2.00% sales charge and are not subject to breakpoint reductions, if you invest greater than $50,000 in the Fund, Class A Shares may be the more appropriate choice.

If you are eligible to invest in Class I Institutional Shares, that is likely to be the most appropriate choice, as it is not subject to an initial sales charge, CDSCs and does not have annual distribution or service fees.

Your financial professional or your selected securities dealer, broker, investment adviser, service provider or industry professional (each, a “Financial Intermediary”) can help you determine which share class is best suited to your personal financial goals.

The table on the following pages summarizes key features of each of the share classes of the Fund.

	Class A Shares	Class C Shares	Class I Institutional Shares	IRA Shares
Availability/Eligibility	Generally available.	Generally available.

Limited to certain

investors, including:

●   Shares acquired by an investor in connection with a comprehensive fee or other advisory fee arrangement between the investor and a registered broker-dealer or investment adviser, trust company or bank (referred to as the “Sponsor”) in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or broker-dealer through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares

Available only for shares held in IRA Accounts.
Minimum Initial Investment	$3,000	$3,000	$0 for fee-based accounts. $1 million for transactional accounts.	$3,000
Minimum Subsequent Investment	$50	$50	$50	[$100]
Initial Sales Charge	Yes, between 0% to 3.5% (see “Class A Shares—Sales Charges and Waivers/Reductions”).	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.	Yes, 2%.
Deferred Sales Charge	No.	1% for redemptions within 1 year of purchase.	No.	No.
Redemption Fees	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.
Distribution and Service (12b-1) Fees	Distribution Fee: 0.25%	Distribution Fee: 0.75% Service Fee: 0.25%	Distribution Fee: 0%	Distribution Fee: 0.25%
Conversion to Class A Shares	N/A	Automatically converts to Class A Shares after 7 years.	No.	No.

	Class A Shares	Class C Shares	Class I Institutional Shares	IRA Shares
Advantage	[ ]	Since there is no initial sales charge, you will start off owning more shares. Class C Shares make sense for investors who have a shorter investment horizon.	Since there is no initial sales charge, you will start off owning more shares. There are no distribution or service fees.	There are no ongoing distribution fees.
Disadvantage	Generally, a front-end sales charge is assessed which lowers the number of shares owned. Class A Shares may not make sense for investors who have a short investment horizon.	Over the long term, due to higher distribution fees, Class C Shares accrue higher fees. Higher total fees per share result in lower total performance.	Availability and eligibility are limited.	Availability is limited.

The following pages will discuss additional information about each share class, including the requirements to purchase Class I Institutional Shares, the sales charge tables for Class A Shares and IRA Shares, reduced sales charge information, Class C Shares CDSC information and sales charge waivers.

The availability of certain sales charge waivers and reductions may vary because Financial Intermediaries may have different policies regarding the availability of initial sales charge and deferred sales charge waivers. When you buy shares, you must notify your Financial Intermediary of any facts or relationships that enable you to qualify for sales charge waivers or reductions. If the waiver and discount is not available through a particular Financial Intermediary, you will have to buy Fund shares through another Financial Intermediary to receive this waiver or discount.

Sales Charges and Waivers/Reductions

Class A Shares

Initial Sales Charges:

Class A Shares are sold at their net asset value plus an initial sales charge of up to 3.5%. The initial sales charge for Class A Shares may be reduced or waived for certain purchasers.

The table below shows the initial sales charge that you would pay if you buy Class A Shares. The offering price for Class A Shares includes any initial sales charge. You may qualify for a reduced initial sales charge. Purchases of Class A Shares at certain dollar levels, known as “breakpoints”, allow for a reduction in the initial sales charge. If you choose Class A Shares, you will pay a sales charge at the time of purchase as shown in the table below.

Your Investment	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment[1]	Dealer’s Reallowance as a % of Offering Price[2]

Less than $[50,000]	3.50%	3.63%	2.75%
[$50,000-99,999]	[3.00]%	[3.09]%	2.50%
[$100,000-$249,000]	[2.50]%	[2.56]%	2.00%
[$250,000-$499,999]	[2.00]%	[2.04]%	1.50%
[500,000-$999,999]	[1.00]%	[ 1.01]%	0.50%
$[1,000,000] and over	0.00%	0.00%	0.00%

[1]	Rounded to the nearest one-hundredth percent.

[2]

At the discretion of the Distributor, the Dealer’s Reallowance, from time to time, may be equal to the entire sales charge set forth in the column of the above table under “Sales Charge as a % of Offering Price.”

Except as provided below under “Right of Accumulation” and “Letters of Intent,” the reduced sales charges shown above apply to the aggregate of purchases of Class A Shares made at one time by “any Puerto Rico person,” which includes an individual, his or her spouse and children whose principal residence is within Puerto Rico purchasing shares for his or her own account, or a trustee or other fiduciary of a single trust estate or single fiduciary account which is deemed to be a resident of Puerto Rico. Investors may meet the minimum investment amounts required to qualify for reduced sales charges by adding their purchases of Class A Shares to the net asset value of all Class A Shares held in Popular High Grade Fixed-Income Fund, Inc., Popular Income Plus Fund, Inc. and any other fund organized by Banco Popular de Puerto Rico The Fund, Popular High Grade Fixed-Income Fund, Inc., Popular Income Plus Fund, Inc. and any other fund organized by Banco Popular are sometimes referred to herein as the “Popular Family of Funds.”

IRA Shares are sold at their net asset value plus an initial sales charge of 2.0%. [The initial sales charge for IRA Shares may be reduced or waived for certain purchasers.]

Class C Shares and Class I Institutional Shares are sold at their net asset value without an initial sales charge.

Initial Sales Charge Waivers

Purchases of Class A Shares [and IRA Shares] may be made at net asset value without a sales charge in the following circumstances:

●

Sales of Class A Shares to directors or officers of the Fund and employees of the Adviser or the Distributor and their respective subsidiaries and affiliates, or to the spouse and children of such persons, or sales to any trust, pension, profit-sharing or other benefit plan for such persons provided such sales are made upon the assurance of the purchaser that the plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;

●	Offers of Class A Shares to any other investment company in connection with the combination of such company with the Fund by merger, acquisition of assets or otherwise;

●

Purchases of Class A Shares by any client of a newly employed financial consultant of Popular Securities (for a period up to 90 days from the commencement of the financial consultant’s employment with the Distributor), on the condition (A) that the purchase of Class A Shares is made with the proceeds of the redemption of shares of another mutual fund which (i) was sold to the client by the financial consultant and (ii) was subject to a sales charge and (B) that the purchaser provides sufficient information at the time of purchase to permit verification that the purchases will qualify for elimination of the sales charge;

●	Insurance company separate accounts;

●	Wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the Distributor;

●	Employer-sponsored retirement plans with at least $500,000 in plan assets;

●	Officers, partners, employees or registered representatives of broker-dealers that have entered into sales agreements with the Distributor; and

●	Purchases by other funds or accounts for which the Adviser or any affiliate acts as investment adviser or manager.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge and must comply with the residency requirements described above under “Limitations of Offering and Transfer of Shares.”

Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the investor’s responsibility to notify the Fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders of the Fund will have to purchase Shares through another intermediary to receive these waivers or discounts.

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus:

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

Shares purchased by or through a 529 Plan
Shares purchased through a Merrill Lynch affiliated investment advisory program
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
[Shares of funds purchased through the Merrill Edge Self-Directed platform] (if applicable)
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
Shares exchanged from Class C (i.e. level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch
Death or disability of the Shareholder
Shares sold as part of a systematic withdrawal plan as described in this prospectus
Return of excess contributions from an IRA Account

Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1⁄2
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
Shares acquired through a right of reinstatement
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a certain fee based account or platform

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
Breakpoints as described in this prospectus

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

Right of Accumulation

Class A Shares of the Fund may be purchased by any qualifying Puerto Rico resident at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A Shares of the Fund and Class A Shares in the Popular Family of Funds (or any other investment company designated by the Fund’s Board of Directors) then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time after written notice to the shareholders with respect to all Class A Shares purchased thereafter.

Letters of Intent

A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter of Intent when placing orders. For purposes of a Letter of Intent, the amount of “Your Investment” as referred to in the preceding sales charge table includes purchases of all Class A Shares with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A Shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be automatically redeemed for such payment. Investors may meet the minimum investment amounts for Letters of Intent by adding the value of all other class A shares in the Popular Family of Funds and other funds managed or co-managed by the Adviser, purchased during the applicable period. Investors should consult the Distributor to obtain a Letter of Intent application.

Class C Shares

Contingent Deferred Sales Charge Alternatives

Class C Shares are sold at the net asset value next determined without an initial sales charge, so that a larger portion of the investor’s purchase may be invested immediately in the Fund than would be invested if the investor purchased Class A Shares. A contingent deferred sales charge equal to 1.00% is imposed on the redemption of Class C Shares within 12 months of purchase. Any applicable contingent deferred sales charge on Class C Shares will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. In addition, Class C Shares that are exchanged for shares of certain funds of the Popular Family of Funds will not be subject to a contingent deferred sales charge. See “Shareholder Information—Sales Charges and Waivers/Reductions—Exchange Privileges.” Class C Shares that are redeemed will not be subject to a contingent deferred sales charge to the extent that the value of such shares represents: (1) capital appreciation of Fund assets; or (2) reinvestment of dividends or capital gain distributions.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and any capital gain distributions and finally of other shares held by the shareholder for the longest period of time. Any contingent deferred sales charge will be paid to the Distributor.

Waivers of Contingent Deferred Sales Charges

The contingent deferred sales charge will be waived on: (a) redemptions of Shares following the death or disability of the shareholder; (b) involuntary redemptions; and (c) redemptions of Shares in connection with a combination of the Fund with any investment company by merger, acquisition of assets or otherwise.

Contingent deferred sales charge waivers will be granted subject to confirmation of the shareholder’s status.

Exchange Privileges

As of the date of this prospectus, your Shares may be exchanged for shares of the same class of any other fund that is part of the Popular Family of Funds. If the fund into which you exchange has a higher initial sales charge, the new class of shares you will receive will be subject to a sales charge equal to the difference between the original sales charge and the sales charge of the fund into which you exchange. If the fund into which you exchange has a lower initial sales charge, the exchange will not be subject to an initial sales charge. Furthermore, the contingent deferred sales charge (if any) on Class C Shares will continue to be measured from the date of original purchase of said Class C Shares. If the fund into which you exchange has a higher contingent deferred sales charge, the new Class C shares that you receive will be subject to that charge. If you exchange at any time into a fund with a lower contingent deferred sales charge, the sales charge will not be reduced. Shares may only be exchanged for shares of another fund in the Popular Family of Funds up to five times per fiscal year of the Fund. Not all funds in the Popular Family of Funds offer all classes of shares. Exchanges of shares are subject to the minimum investment requirements of the fund into which exchanges are made. The Fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges. Be sure to read the prospectus of the fund in the Popular Family of Funds into which you are exchanging. An exchange is a taxable transaction.

Class I Institutional Shares

Class I Institutional Shares are not subject to any sales charge. Only certain investors are eligible to buy Class I Institutional Shares. Your broker-dealer can help you determine whether you are eligible to buy Class I Institutional Shares.

Eligible Class I Institutional Shares investors include the following:

●

Investors acquiring shares in connection with a comprehensive fee or other advisory fee arrangement between the investor and a Sponsor in which the investor pays that Sponsor a fee for investment advisory services and the Sponsor or broker-dealer through whom the shares are acquired has an agreement with distributors authorizing the sale of Fund shares.

The Fund reserves the right to modify or waive the above-stated policies at any time.

Redemption of Shares

Shares (including fractional Shares) normally may be redeemed for cash upon receipt of a request in proper form on any business day. In order for Shares to be redeemed on a particular redemption date, the redemption order in proper form must be received by the Fund by the close of trading on the NYSE (generally, 4:00 P.M., New York time) on the redemption date from the Distributor or other broker-dealer with which the Distributor has executed a selected dealer agreement. Redemption orders received by the Fund are irrevocable, except at the discretion of the Fund. The redemption price will be the net asset value per share as of the close of trading on the NYSE on the date of redemption, minus any applicable contingent deferred sales charge. The value of Shares at the time of redemption may be more or less than the shareholder’s cost, depending on the market value of the securities held by the Fund at such time.

IRA Shares may only be redeemed by the Fund at the request of the IRA trustee for such IRA Account. Persons who invested in IRA Shares and who wish to redeem such IRA Shares must request that the IRA trustee for such IRA Account to make the redemption request to the Fund. IRA Shares will be subject to those fees, terms and conditions as may be imposed by the IRA trust for such IRA Account as established in the applicable laws and regulations and the disclosure documents associated with such IRA Account. Amounts distributed as Ordinary Dividends on IRA Shares will be reinvested automatically in additional IRA Shares.

In order to satisfy redemption requests, the Fund may be required to liquidate portfolio securities, and realize gains or losses, at a time when the Adviser would otherwise consider it disadvantageous to do so. This may adversely affect the Fund’s total return.

Redemption of Shares by the Fund is a taxable event. See “Tax Information.”

The right to redeem Shares on a daily basis may be suspended or the date of payment postponed (a) for periods during which trading on the NYSE is restricted or the NYSE is closed or during which the U.S. bond markets are closed (other than for customary weekend and holiday closings) or (b) for any period during which an emergency exists as a result of which disposal of portfolio securities or determination of the net asset value per share of a class is not reasonably practicable.

A shareholder wishing to redeem Shares may do so by telephone through a registered representative of the Distributor or a broker-dealer or other financial institution that has entered into a selected dealer agreement with the Distributor or by submitting a written request for redemption to the Distributor or such broker-dealer. The Distributor reserves the right to require that any redemption request be made in writing. A written redemption request must (a) state the number or dollar amount of Shares to be redeemed, (b) identify the shareholder’s account number, and (c) be signed by the account holder exactly as the account is registered. The redemption proceeds will be remitted on or before the third business day following receipt of a proper tender.

In the event of a redemption of Shares with an aggregate net asset value in excess of $10,000, the Fund reserves the right to require that the signature(s) on the redemption request be guaranteed by an “eligible guarantor institution” (including, for example, certain financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Distributor through the use of industry publications. Unless otherwise directed, payment will be made in accordance with the existing instructions in the account held with the Distributor or financial institution through which the investor holds his or her Shares, which may include mailing a check to the investor’s address of record within three business days of receipt of a proper notice of redemption as set forth above.

Redemption proceeds for Shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

The Distributor or any other broker-dealer participating in the distribution of Shares may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Distributor or a broker-dealer or other financial institution involved in the distribution of Shares receives all required documents in a timely manner and in proper form.

Special Redemption Fees on Short Term Trading: The Fund will impose a 2.0% redemption fee on redemptions made within five business days after acquiring Shares.

Right to Reject or Restrict Purchase Orders: Purchases of Shares should be made primarily for investment purposes. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase order, including transactions representing excessive trading, including transactions accepted by any shareholder’s broker, dealer or financial representative.

Market Timing: The interests of the Fund’s long-term shareholders and its ability to manage its investments may be adversely affected when its shares are repeatedly bought and sold in response to short-term market fluctuations—also known as “market timing.” Market timing may cause the Fund to have difficulty implementing long-term investment strategies, because it cannot predict how much cash it will have to invest. Market timing also may force the Fund to sell portfolio securities at disadvantageous times to raise the cash needed to buy a market timer’s Fund shares. These factors may hurt the Fund’s performance and its shareholders.

The Fund presently does not have any policies or execute any procedures, other than short-term redemption fees, to monitor short-term or frequent trading activity and, as a result, the Fund remains subject to the above-mentioned risks.

Automatic Cash Withdrawal Plan: The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders may elect to receive cash payments of at least $100 per withdrawal. Automatic cash withdrawals will be subject to any applicable contingent deferral sales charges. To the extent withdrawals exceed dividends, distributions and appreciation of the shareholder’s investment in the Fund, there will be a reduction in the value of the shareholder’s investment and continued withdrawal payments will reduce the shareholder’s investment and may ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. For further information regarding the automatic cash withdrawal plan, shareholders should contact the Distributor.

Management of the Fund

Investment Adviser

Popular Asset Management LLC, a [registered investment adviser since 2021], acts as the investment adviser of the Fund pursuant to an investment advisory agreement with the Fund. Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding the Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of December 31, 2020, managed or co-managed approximately $850 million in assets.

Unless earlier terminated as described below, the investment advisory agreement between the Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board or by a majority of the outstanding voting securities of the Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

The Adviser will be compensated by the Fund at the annual rate of 0.50% of the value of the Fund’s average daily net assets. “Average daily net assets” means the average daily value of the total assets of the Fund, minus the sum of accrued liabilities of the Fund. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

For the fiscal year ended March 31, 2020, the Fund paid the Adviser management fees at the annual rate of 0.50% of the Fund’s average daily net assets.

A discussion of the basis for the Board’s approval of the Management Agreement with respect to the Fund will be included in the Fund’s [annual][semi-annual] shareholder report for the [fiscal year][period] ended [ ], 2021.

Portfolio Managers

A team of investment professionals led by Javier Rubio, CFA, Joaquin Pérez, CFA, Antonio Rondán, CFA and Jose Blasini, CPA, is primarily responsible for the day to day management of the Fund’s assets.

Mr. Rubio joined Popular Asset Management LLC, then a division of Banco Popular de Puerto Rico in September 1996 acting as its Chief Investment Officer where he oversees more than $800 million in financial assets. Mr. Rubio has a BBA from the University of Puerto Rico, an MBA from the University of Michigan and holds the Chartered Financial Analyst designation. He has sixteen years of experience in investment management. Mr. Rubio also serves as portfolio manager for various Puerto Rico investment companies advised or co-advised by the Adviser.

Mr. Pérez has a BA degree from Yale University. He has over 20 years of experience in investments and portfolio management. He joined Popular Asset Management LLC in 1998 as portfolio manager for institutional equity portfolios and remained in that role until 2013. He obtained the CFA Charterholder designation in 2001. From to 2013 to 2019, Joaquín worked primarily with institutional fixed-income portfolios. Since 2019, he has remained a member of the investment team, assisting in the oversight of all asset management functions and portfolios.

Mr. Rondán has BA and MBA degrees from the University of Puerto Rico. He has over 10 years of experience in investments and portfolio management. He initially joined Popular Asset Management LLC in 2006 as financial analyst. Antonio obtained the CFA Charterholder designation in 2010. Since 2013, he has been portfolio manager for institutional equity portfolios.

Mr. Blasini has a BA degree from Drexel University and an MBA degree from Columbia University. He has over 25 years of experience in the financial industry, including corporate banking, mortgage banking and investment banking. José joined Popular Asset Management LLC as portfolio manager in 2019, where he currently manages fixed-income portfolios for institutional clients. Prior to Popular Asset Management, José worked for Popular Securities as Managing Director of Capital Markets, Institutional Sales and Trading from 1998 to 2018.

Distribution

The Fund has agreed to pay a distribution fee to the Distributor pursuant to a Distribution Plan adopted by the Fund. Under the Distribution Plan, the Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Conflicts of Interest—Transactions With Affiliates.”

Conflicts of Interest

The Fund may enter into various types of transactions with affiliated parties, including Popular Securities, and their respective directors, officers or employees which may present conflicts of interest that could disadvantage the Fund and its shareholders.

Transactions with Affiliates

The Adviser may purchase or sell securities or other investment instruments from or through Banco Popular or one or more of its affiliates including, but not limited to, Popular Securities, a registered broker-dealer. In addition, the Fund may invest a portion of its assets in securities issued by Popular, Inc., the parent corporation of the Adviser, or affiliates thereof. The overall cost to the Fund in connection with these transactions must be at least as favorable for the Fund as that charged by other sources. All transactions with affiliates are subject to procedures adopted by the Board and the Adviser in an effort to address potential conflicts of interest that may arise from such transactions. There is no assurance, however, that such procedures will be effective or that the Fund will get the best rate or pricing available in these transactions.

It is anticipated that the Fund will purchase investments from or through issuers of and dealers in securities and mortgage-backed securities, including Popular Securities and Banco Popular de Puerto Rico(each an affiliate of the Adviser and collectively, the “Affiliated Parties”). The Affiliated Parties may realize profits or sustain losses in the amount of any difference between the price at which they buy the investments and the price at which they sell the investments to the Fund. The Affiliated Parties may also realize income from commissions on sales to the Fund. If any Affiliated Parties realizes a profit or loss in connection with any purchase or sale of an asset of the Fund in a transaction where it acted as a dealer, the profit or loss will not be considered as compensation which is now payable or which in the future may be payable to such Affiliated Parties for its services. Subject to compliance with the conflict of interest policies developed by the Board and the Adviser, the Fund may also invest in securities issued by Affiliated Parties in an amount not to exceed 5% of the Fund’s total assets. For these purposes, time deposits and shares of money market funds sponsored or managed by an Affiliated Party are not considered securities of an Affiliated Party and, therefore, are not subject to the 5% limitation.

All purchase and sale transactions (“Affiliated Portfolio Transactions”) between the Fund and any Affiliated Party will be carried out on an arm’s length basis and are subject to procedures adopted by the Board and the Adviser in an effort to address potential conflicts of interest that may arise from such transactions. There can be no assurance that the procedures will be effective. The Fund will purchase from or sell to the dealer or financial institution that offers the best price for the security involved, provided that if an Affiliated Party offers a price equal to the best price quoted by a dealer or financial institution that is not an Affiliated Party, the Fund may purchase from or sell to that Affiliated Party. The Fund also may purchase securities that are offered in underwritings in which one or more of its affiliates, including Popular Securities, is a member of the underwriting or selling group. Such transactions will also be subject to procedures adopted by the Board and implemented by the Adviser.

The Fund is an affiliate of the Adviser, Popular Securities, Popular, Inc. and their respective affiliates. Furthermore, certain directors and officers of the Fund are also employees, officers or directors of the Adviser, Popular Securities and/or their respective affiliates.

All transactions with affiliates are subject to procedures adopted by the Board and the Adviser in an effort to address potential conflicts of interest that may arise from such transactions. There is no assurance, however, that such procedures will be effective or that the Fund will get the best rate or pricing available in these transactions.

Valuation of Shares

The price of the Shares is based on the value of the Fund’s portfolio securities and other investments. Net asset value per share is determined daily by the Administrator after the close of trading on the NYSE on each business day. For purposes of determining the net asset value of a Share, the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including borrowings and accrued interest thereon and other accrued expenses) is divided by the total number of Shares of such Class outstanding at such time. Expenses, including the fees payable to the Adviser, the Distributor and the Administrator, are accrued daily and paid monthly.

The Fund’s assets will be valued by the Administrator, with the assistance of the Adviser, in good faith and under the supervision of the Board. Securities that are listed or traded on a securities exchange are valued at the last available sale price on the principal exchange on which they are listed, and securities traded on the NASDAQ System are valued at the last sale price reported as of the close of trading on the NYSE on such business day. Portfolio securities traded in other over-the-counter markets are valued at the last available bid price in the over-the-counter market prior to the time of valuation. When market quotations for securities held by the Fund are not readily available, they will be valued at fair value by or under the direction of the Board utilizing quotations and other information concerning similar securities derived from recognized dealers in those securities or, in the case of fixed-income securities, information regarding the trading spreads quoted by recognized dealers between such securities and U.S. Treasury securities whose characteristics are determined to most closely match the characteristics of the Fund’s securities. Dealers providing pricing information may include the Distributor, and in the case of certain securities held by the Fund, the Distributor might be the sole or best source of pricing information.

In determining net asset value, the Fund also may utilize the valuations of portfolio securities and other investments furnished by a pricing service approved by the Board. The pricing service typically values portfolio securities at the bid price or the yield equivalent when quotations are readily available. Portfolio securities for which quotations are not readily available are valued at fair market value on a consistent basis as determined by the pricing service using a matrix system to determine valuations. The procedures of the pricing service and its valuations will be reviewed by the officers of the Fund under the general supervision of the Board. Prior to using a pricing service, the Board will determine in good faith that the use of a pricing service is a fair method of determining the valuation of portfolio securities.

Notwithstanding the above, fixed-income securities for which market quotations are not readily available with maturities of 60 days or less, generally will be valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or an authorized committee thereof determines that this valuation method does not represent fair value. All other securities of the Fund for which quotations are not readily available from any source, will be valued at fair value utilizing quotations and other information concerning similar securities obtained by the Adviser from recognized dealers in those securities or information regarding the trading spreads quoted by recognized dealers between such securities and U.S. Treasury securities whose maturities are determined by the Adviser to most closely match the maturity or average life of the Fund’s securities for which market quotations are not readily available. [These trading spreads are required to be confirmed weekly in writing to the Administrator by independent market makers. The price assigned to these securities will be verified periodically by the Board.]2

Notwithstanding the above, fixed-income securities for which market quotations are not readily available with maturities of 60 days or less, generally will be valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing the difference between their fair value as of the 61st day prior to maturity and their maturity value if their original term to maturity exceeded 60 days, unless in either case the Board or an authorized committee thereof determines that this valuation method does not represent fair value. All other securities of the Fund for which quotations are not readily available from any source, will be valued by a Valuation Committee responsible for carrying out such function as authorized and delegated by the Board. In considering the method to be used to determine the fair value of a portfolio instrument, the Valuation Committee shall consider all of the relevant factors and surrounding circumstances, including but not limited to quotations from pricing brokers and other information concerning similar securities derived from recognized dealers in those securities.

Dividends and Automatic Reinvestment

The Fund intends to declare and pay annually a dividend of substantially all of its net investment income, if any, on Shares of the Fund. The Fund does not expect to make distributions of net realized capital gains, although the Board reserves the right to change this policy.

Unless a shareholder has elected to receive distributions of income in cash, dividends will be reinvested automatically in additional Shares of the same class at net asset value per share of such class, subject to initial sales charge or contingent deferred sales charge. All dividend distributions by the Fund to IRA Accounts will be made on a gross basis, without any tax withholding, and will be reinvested automatically in Class A Shares of the Fund. Reinvested dividends are credited to shareholders’ accounts in additional Shares of the same class at the net asset value per share of such class as of the close of business on the ex-dividend date. A shareholder may change the option at any time by notifying his or her broker.

The per share dividends on Class C Shares of the Fund will be lower than the per share dividends on Class A Shares principally as a result of the higher distribution and service fees applicable to Class C Shares.

Dividends to Qualifying Individuals (as defined below, under “Tax Information”) and Qualifying Trusts (as defined below under “Taxation“) consisting of Ordinary Dividends (as defined below under “Taxation”) will be distributed net of the 15% tax imposed by Section 1023.06 of the Puerto Rico Code, which will be automatically withheld at source by the Fund.

Distributions from the fund may be subject to U.S. federal income taxes if made to shareholders who are not Qualifying Investors (as defined herein). Please refer to the section entitled “Taxation” and consult your tax adviser.

2 Note from PMA: Confirm this is required. Note from Sidley: This is a description of the Fund’s valuation procedures and would need to be confirmed by the Fund or the Administrator.

Taxation

[The following discussion summarizes the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”); Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD-19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts“) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S. trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that are either not engaged in trade or business in Puerto Rico (“Foreign Corporations “) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations “), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code [(“Qualifying Retirement Trusts”) and Individual Retirement Accounts as defined in Section 1081.02(a) of the PR Code (“IRA Accounts” and together with the Qualifying Individuals, Qualifying Corporations, Qualifying Trusts and Qualifying Retirement Trusts, collectively referred to as “Qualifying

Investors”)]. This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

The statements that follow are based on the existing provisions of such statutes, regulations, judicial decisions and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund are not subject to municipal license taxes; provided that, they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD 19-04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of Shares will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations, will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan (if and when such plan is established). Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors, to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

By purchasing Shares, Qualifying Investors and Resident foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).

Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for 85%

dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation.

[Qualifying Retirement Trusts and IRA Accounts will not be subject to income taxation on Ordinary Dividends, Capital Gain Dividends and gains recognized from the sale, exchange or disposition of Shares.

Income derived by IRA Accounts from their Class A Shares, and distributions by IRA trusts to IRA Account beneficiaries, will be subject to the tax treatment afforded under the PR Code to IRA trusts and their beneficiaries, as disclosed in the offering documents for each IRA trust.

A trustee of an IRA Account that makes an investment in Class A Shares of the Fund shall, in connection with such investment, be treated as meeting the requirements of Section 1081.02(a)(3) of the PR Code, and the basis of an owner or beneficiary in an IRA Account shall be increased by that part of a distribution made by such account that consists of an exempt dividend.]

Alternate Basic Tax.    Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of Shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

[To ensure that the Qualifying Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.]

United States Taxation of Qualifying Investors

Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. It is more likely than not that dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and it is more likely than not that dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted, that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Qualifying Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a PFIC. Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.

Financial Highlights

The Financial Highlights tables are intended to help you understand the Fund’s financial performance for the periods shown. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and/or distributions). The information has been audited by [    ], whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request.

[                                 ]

General Information

License Agreement

Under the terms of a license agreement with Popular, Inc. (the “License Agreement”), the Fund has been granted a license to use certain trade names and trademarks of Popular, Inc. The License Agreement may be amended by the parties thereto without the consent of any of the shareholders of the Fund.

None of the Fund, the Adviser, the Distributor, the Administrator or any shareholder of the Fund is entitled to any rights whatsoever under the foregoing licensing arrangements or to use the trademark “Popular” except as specifically described herein or as may be specified in the License Agreement.

Additional Information Relating to Annual Reports of the Fund

The Fund sends its shareholders an audited annual report, which includes listings of the investment securities held by the Fund at the end of the period covered and the audited financial statements of the Fund. In an effort to reduce the Fund’s printing and mailing costs, the Fund plans to consolidate the mailing of its annual report by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their broker. A copy of the Fund’s annual report may be obtained from the Distributor free of charge upon request by calling (787) 758-7400.

Reports and other information about the Fund are also available on the EDGAR Database on the SEC’s website at http://www.sec.gov.

After the end of each calendar year, shareholders will also receive Puerto Rico tax information regarding dividends and capital gain distributions.

Privacy Policy

[The Fund is committed to protecting the personal information that it collects about individuals who are prospective, former or current investors. The Fund collects personal information for business purposes to process requests and transactions and to provide customer service. Personal information is obtained from the following sources:

Investor applications and other forms, which may include your name(s), address, social security number, or tax identification number;

Written and electronic correspondence, including telephone contacts; and

Account history, including information about Fund transactions and balances in your accounts with Popular Securities or our affiliates, other fund holdings managed by Banco Popular de Puerto Rico, and any affiliation with Popular Inc. and its affiliates and subsidiaries.

The Fund limits access to personal information to those employees who need to know that information in order to process transactions and service accounts. Employees are required to maintain and protect the confidentiality of personal information. The Fund maintains physical, electronic, and procedural safeguards to protect personal information.

The Fund may share personal information described above with their affiliates for business purposes, such as to facilitate the servicing of accounts. The Fund may share the personal information described above for business purposes with a non-affiliated third party only if the entity is under contract to perform transaction processing, servicing or maintaining investor accounts on behalf of the Fund. The Fund may share personal information with its affiliates or other companies who are not affiliates of the Fund that perform marketing services on the Fund’s behalf or to other financial institutions with whom it has marketing agreements for joint products or services. These companies are not permitted to use personal information for any purposes beyond the intended use (or as permitted by law). The Fund does not sell personal information to third parties for their independent use. The Fund may also disclose personal information to regulatory authorities or otherwise as permitted by law.

Investors should contact the broker-dealer through which they hold Shares in the Fund for a copy of their privacy policy.]

Statement of Additional Information

For further information about the Fund, including how the Fund invests, please see the SAI.

For a discussion of the Fund’s policies and procedures regarding the selective disclosure of its portfolio holdings, please see the SAI.

Contact Information

THE FUND	THE DISTRIBUTOR

Popular Total Return Fund, Inc.	Popular Securities
Popular Center, North Building	208 Ponce De Leon Avenue
Second Level (Fine Arts)	Popular Center, Suite 1200
209 Muñoz Rivera Avenue	San Juan, Puerto Rico 00918
San Juan, Puerto Rico 00918
INDEPENDENT REGISTERED PUBLIC
ADVISER	ACCOUNTING FIRM

Popular Asset Management LLC	[ ]
Popular Center, North Building	[ ]
Second Level (Fine Arts)	[ ]
209 Muñoz Rivera Avenue	[ ]
San Juan, Puerto Rico 00918
LEGAL COUNSEL
ADMINISTRATOR, TRANSFER
AGENT AND DIVIDEND DISBURSING AGENT	Pietrantoni Mendez & Alvarez LLC
AND CUSTODIAN	Popular Center, 19th Floor
208 Ponce de León, San Juan, 00918, Puerto
Banco Popular de Puerto Rico	Rico
209 Ponce De Leon Avenue	Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
Popular Center, Suite 1200
San Juan, Puerto Rico 00918

The securities described herein may not be sold until the registration statement becomes effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 2, 2021

STATEMENT OF ADDITIONAL INFORMATION

Popular Total Return Fund, Inc.

Popular High Grade Fixed-Income Fund, Inc.

Popular Income Plus Fund, Inc.

209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918 • Phone No. (787) 754-4488

This combined Statement of Additional Information (“SAI”) of Popular Total Return Fund, Inc. (“Total Return Fund”), Popular High Grade Fixed-Income Fund, Inc. (“High Grade Fund”) and Popular Income Plus Fund, Inc. (“Income Plus Fund”) (each, a “Fund” and collectively, the “Funds”) is not a prospectus and should be read in conjunction with the Prospectuses of the Funds, each dated [    ], 2021, as they may be amended or supplemented from time to time (each, a “Prospectus” and collectively, the “Prospectuses”), which have been filed with the Securities and Exchange Commission (the “Commission” or the “SEC”) and can be obtained, without charge, by writing or calling the Funds at the address or telephone number printed above, or on the Funds’ website at [    ]. The Prospectuses are incorporated by reference into this SAI, and the parts of this SAI that relate to each Fund have been incorporated by reference into such Fund’s Prospectus. The portions of this SAI that do not relate to a given Fund do not form a part of the Fund’s SAI, have not been incorporated by reference into the Fund’s Prospectus and should not be relied upon by investors in the Fund. In addition, the Total Return Fund’s audited financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report for the fiscal year ended March 31, 2021 and unaudited financial statements as of and for the six months ended September 30, 2020, are included herewith. Each of the High Grade Fund’s and Income Plus Fund’s audited financial statements and the independent registered public accounting firm’s report therein included in the Fund’s annual report for the fiscal year ended June 30, 2020 and unaudited financial statements as of and for the six months ended December 31, 2020 are included herewith. Such reports were completed before each Fund was registered under the Investment Company Act and, accordingly, may have been subject to different preparation and disclosure requirements than what is required under the Investment Company Act.

References to the Investment Company Act of 1940, as amended (the “Investment Company Act” or the “1940 Act”) or other applicable law, will include any rules promulgated thereunder and any guidance, interpretations or modifications by the Commission, Commission staff or other authority with appropriate jurisdiction, including court interpretations, and exemptive, no-action or other relief or permission from the Commission, Commission staff or other authority.

Fund and Share Class	Ticker Symbol
TOTAL RETURN FUND

Class A Shares	[ ]

Class C Shares	[ ]

Class I Institutional Shares	[ ]

[IRA Shares]	[ ]

HIGH GRADE FUND

Class A Shares	[ ]

Class I Institutional Shares	[ ]

INCOME PLUS FUND

Class A Shares	[ ]

Class C Shares	[ ]

Class I Institutional Shares	[ ]

Popular Asset Management LLC — Manager

Popular Securities, LLC — Distributor

The date of this Statement of Additional Information is [    ], 2021.

History of the Funds

Total Return Fund was incorporated under the laws of Puerto Rico on January 31, 2001 and commenced operations on March 27, 2001. Total Return Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

High Grade Fund was incorporated under the laws of Puerto Rico on August 13, 2002 and commenced operations on September 24, 2002. High Grade Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 2,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Income Plus Fund was incorporated under the laws of Puerto Rico on May 21, 2007 and commenced operations on June 27, 2007. Income Plus Fund is registered under the Investment Company Act as an open-end management investment company. As of the date of this SAI, the Fund is authorized to issue 5,000,000,020 shares of beneficial interest with a par value of $0.01 per share, which may be divided into different series and classes.

Investment Objectives and Policies

Each Fund has distinct investment objectives and policies. Please see each Fund’s Prospectus for more information about each Fund’s investment objective and policies. Additional information regarding the Fund’s investment objective and policies is included below.

Each Fund is classified as non-diversified under the Investment Company Act.

In implementing each Fund’s investment strategy, from time to time, Popular Asset Management LLC, each Fund’s investment manager (the “Adviser”), may consider and employ techniques and strategies designed to minimize and defer the U.S. federal income taxes which may be incurred by shareholders in connection with their investment in such Fund.

Only information that is clearly identified as applicable to a Fund is considered to form a part of that Fund’s SAI.

Regulation Regarding Derivatives

[The Commodity Futures Trading Commission (“CFTC”) subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the investment adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, the Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. The Adviser is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect of each Fund.]

Investment Restrictions

Each Fund has adopted restrictions and policies relating to investment of the Fund’s assets and activities. Certain of the investment restrictions are fundamental policies of a Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (which for this purpose and under the Investment Company Act, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The [Funds] have also adopted certain non-fundamental investment restrictions, which may be changed by the Board without shareholder approval.

The Funds are subject to the following investment restrictions, all of which are fundamental policies. Each Fund may not:

1. Concentrate its investments in a particular industry, as that term is used in the Investment Company Act.

2. Borrow money, except as permitted under the Investment Company Act.

3. Issue senior securities to the extent such issuance would violate the Investment Company Act.

4. Purchase or hold real estate, except that each Fund may purchase and hold securities or other instruments that are secured by, or linked to, real estate or interests therein, securities of real estate investment trusts, mortgage-related securities and securities of issuers engaged in the real estate business, and each Fund may purchase and hold real estate as a result of the ownership of securities or other instruments.

5. Underwrite securities issued by others, except to the extent that the sale of portfolio securities by each Fund may be deemed to be an underwriting or as otherwise permitted by applicable law.

6. Purchase or sell commodities or commodity contracts, except as permitted by the Investment Company Act.

7. Make loans to the extent prohibited by the Investment Company Act.

Notations Regarding the Funds’ Fundamental Investment Restrictions

The following notations are not considered to be part of each Fund’s fundamental investment restrictions and are subject to change without shareholder approval.

With respect to the fundamental policy relating to concentration set forth in (1) above, the Investment Company Act does not define what constitutes “concentration” in an industry. The Commission staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. The policy in (1) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. Government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. Finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents. Each foreign government will be considered to be a member of a separate industry. With respect to a Fund’s industry classifications, each Fund currently utilizes any one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. The policy also will be interpreted to give broad authority to each Fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to borrowing money set forth in (2) above, the Investment Company Act permits each Fund to borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose, and to borrow up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. (A Fund’s total assets include the amounts being borrowed.) To limit the risks attendant to borrowing, the Investment Company Act requires each Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Borrowing money to increase portfolio holdings is known as “leveraging.” Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings or involve leverage and thus are subject to the Investment Company Act restrictions. In accordance with Commission staff guidance and interpretations, when a Fund engages in such transactions, the Fund instead of maintaining asset coverage of at least 300%, may segregate or earmark liquid assets, or enter into an offsetting position, in an amount at least equal to the Fund’s exposure, on a mark-to-market basis, to the transaction (as calculated pursuant to requirements of the Commission).

The policy in (2) above will be interpreted to permit each Fund to engage in trading practices and investments that may be considered to be borrowing or to involve leverage to the extent permitted by the Investment Company Act and to permit each Fund to segregate or earmark liquid assets or enter into offsetting positions in accordance with the Investment Company Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to the fundamental policy relating to underwriting set forth in (5) above, the Investment Company Act does not prohibit each Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, in the case of diversified funds, the Investment Company Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “Securities Act”). Although it is not believed that the application of the Securities Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (5) above will be interpreted not to prevent a Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the Securities Act or is otherwise engaged in the underwriting business to the extent permitted by applicable law.

With respect to the fundamental policy relating to lending set forth in (7) above, the Investment Company Act does not prohibit the fund from making loans (including lending its securities); however, Commission staff interpretations currently prohibit funds from lending more than one-third of their total assets (including lending its securities), except through the purchase of debt obligations or the use of repurchase agreements. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments (as applicable), as well as delays in the settlement of securities transactions, will not be considered loans.

Description of Certain Investments, Investment Techniques and Investment Risks

Set forth below are descriptions of some of the types of investments and investment techniques that one or more of the Funds may utilize, as well as certain risks and other considerations associated with such investments and investment techniques. The information below supplements the information contained in each Fund’s Prospectus under “More Information About the Fund—Investment Strategies.”

Description of Certain Investments of the Funds

Asset-Backed Securities

Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities.

Certificates of Deposit, Time Deposits and Bankers’ Acceptances

The Fund may invest in certificates of deposit, time deposits and bankers’ acceptances issued by U.S. or Puerto Rico banks and in dollar-denominated certificates of deposit, time deposits and bankers’ acceptances issued by U.S. branches of foreign banks. Certificates of deposit (“CDs”) are certificates representing the obligation of a bank to repay funds deposited with it for a specified period of time and normally can be traded in the secondary market prior to maturity. The Federal Deposit Insurance Corporation is an agency of the U.S. Government that insures the deposits of certain banks and savings and loan associations up to $250,000 per deposit. The interest on such deposits may not be insured if these limits are exceeded. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a CD, it earns a specified rate of interest over a definite period of time. Time deposits which may be held by the Fund will not benefit from Federal Deposit Insurance Corporation insurance. Generally, a banker’s acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset, or it may be sold in the secondary market at the going rate of interest for a specified maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

Commercial paper consists of short-term, unsecured promissory notes issued by banks, municipalities, corporations and other entities to finance their short-term credit needs.

With respect to Total Return Fund, the commercial paper purchased by the Fund will consist only of U.S. dollar denominated direct obligations issued by Puerto Rico or U.S. entities or the U.S. or Puerto Rico subsidiaries of foreign entities.

The Funds may invest in commercial paper that is limited to obligations rated Prime-1 or Prime-2 by Moody’s, or A-1 or A-2 by S&P, or F-1 or F-2 by Fitch. Commercial paper includes notes, drafts or similar instruments payable on demand or having a maturity at the time of issuance not exceeding nine months, exclusive of days of grace or any renewal thereof.

Convertible Securities (Total Return Fund)

The Fund may invest in convertible securities that are rated as investment grade or, if unrated, are deemed to be of comparable quality by the Fund’s Adviser. Investment grade securities rated in the lowest investment grade category are considered to have some speculative characteristics, and changes in economic conditions are more likely to lead to a weakened capacity to pay interest and repay principal than is the case with higher grade securities. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The Adviser will decide to invest in convertible securities based upon a fundamental analysis of the long-term attractiveness of the issuer and the underlying common stock, the evaluation of the relative attractiveness of the current price of the underlying common stock, and the judgment of the value of the convertible security relative to the common stock at current prices. Convertible securities in which the Fund may invest include corporate bonds, notes and preferred stock that can be converted into common stock. Convertible securities combine the fixed-income characteristics of bonds and preferred stock with the potential for capital appreciation. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Credit Default Swaps (Income Plus Fund)

The Fund intends to enter into CDSs as long as the aggregate market value of the CDSs outstanding at any time does not exceed 10% of the Fund’s total assets. CDSs are an efficient way to provide Puerto Rico investors with exposure to the United States corporate debt market. Any asset or liability reflected on the Fund’s balance sheet related to credit default swap investments will be treated as a Non-Puerto Rico Asset (as defined in the Fund’s Prospectus under “Fund Summary—Principal Investment Strategies”) for purposes of complying with the requirements of investing 67% of its assets in Puerto Rico securities.

A CDS is an agreement between two parties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event, such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit, while the swap is outstanding. A seller of a CDS is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a CDS contract, however, would be required to pay an agreed-upon amount, which approximates the notional amount of the swap, to the buyer in the event of an adverse credit event of the issuer. The Fund will act as a net seller of credit default risks and receive the periodic fees in exchange for taking the contingent credit risk. Although the Fund may act sometimes as a buyer of credit default risk for hedging or risk management purposes, the Fund’s aggregate exposure to the credit default market will be as a seller of credit default risk.

In accordance with United States generally accepted accounting principles, as currently in effect from time to time, the Fund will accrue the periodic fees on CDSs on a daily basis with the net amount accrued recorded within unrealized appreciation/depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount will be recorded as realized gain/loss on CDSs on its Statement of Operations. Net unrealized gains will be recorded as an asset and net unrealized losses will be reported as a liability on the Statement of Assets and Liabilities. The change in value of the swaps is accrued daily and reported as unrealized gains or losses on the Statement of Operations. However, for purposes of dividend distributions the Fund’s periodic swap payments are included in net investment income. The International Swap and Derivatives Association (“ISDA”) has produced standardized documentation for these transactions under the umbrella of the ISDA Master Agreement.

CDSs may involve additional risks than if the Fund invested in the debt obligations of an issuer directly. CDS are subject to liquidity and counterparty risk in addition to credit risk of the underlying issuer. If there is a default by the counterparty to the CDS, the Fund will have contractual remedies pursuant to the agreement related to the transaction. The Fund intends to implement strict procedures to control counterparty risks by entering into CDSs only with counterparties that meet certain standards of creditworthiness.

The Fund will generally seek to invest in CDSs involving an index or a basket of a broad number of issuers. Although the Fund may enter into any of the aforementioned CDSs, initially, the Fund intends to enter into CDSs based on the Dow Jones CDX Index for North America, known as the Dow Jones CDX.NA.IG Index (the “IG Index”), which has varying maturities ranging from one year to ten years. The IG Index is composed of 125 investment grade entities domiciled in North America, distributed among five sub-sectors. Each IG Index series will begin on September 20 (or the next business day in the event that September 20 is not a business day) and March 20 (or the next business day in the event that March 20 is not a business day) of each calendar year (each such date a “Roll Date”); provided that if a majority of index participants vote to change the Roll Date, the Roll Date shall be the day designated by such majority. The removal of names from a current IG Index and the determination of the IG Index will be administered by the administrator of the index based upon the rules and procedures of the index.

The Fund may also enter into CDSs based on subsets or tranches of an index or a basket of a broad number of issuers. A CDS tranche provides exposure to the risk of a particular amount of loss on a portfolio of companies. In the IG Index, there are currently six tranches. The 0-3% tranche, known as the equity tranche, absorbs the first 3% of losses on the index due to credit events. The 3-7% tranche, known as a mezzanine tranche, incurs the following 4% of losses on the index. Further losses are absorbed by the 7-10%, 10-15%, 15-30% and 30-100% tranches. In addition to selling credit protection by investing in CDSs of indices, basket of companies or tranches, the Fund may buy credit protection on single name Credit Default Swaps as a means to manage risk.

The liquidity risks associated with CDSs are reduced by entering into contracts involving a well-known index such as the IG Index. There is a very large and liquid market for CDSs based on indices with most major brokerage houses trading this or similar instruments.

Debt Securities

The Fund may invest in debt securities (i.e., debt instruments issued by corporations, banks and other entities) with maturities exceeding 270 days. The market value of debt securities is influenced primarily by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors that could result in a rise in interest rates, and a decrease in the market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of Puerto Rico or U.S. economic growth, an increase in the Federal budget deficit or an increase in the price of commodities such as oil.

Floating and Variable Rate Obligations

The Fund may also purchase certain types of floating and variable rate securities. The Fund treats variable rate demand instruments as short-term securities even though their maturity may extend beyond 397 days because within 397 days, their variable interest rate adjusts in response to changes in market rates and the repayment of their principal amount can be demanded. The interest payable on a variable rate obligation is adjusted at predesignated periodic intervals and, on floating rate obligations, whenever there is a change in the market rate of interest on which the interest rate payable is based. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. These obligations frequently permit the holder to demand payment of principal at any time, or at specified intervals, and permit the issuer to prepay, at its discretion, principal plus accrued interest, in each case after a specified notice period. The issuer’s obligations under the demand feature of such notes and bonds generally are secured by bank letters of credit or other credit support arrangements. There frequently will be no secondary market for variable and floating rate obligations held by the Fund, although the Fund may be able to obtain payment of principal at face value by exercising the demand feature of the obligation. The Adviser will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate securities held by the Fund.

Indexed Securities

The Fund may invest in securities on which the rate of interest varies directly with interest rates on other securities or an index. Such investments may have increased volatility and a potential leveraging effect. The market value of an indexed security will be more volatile than that of a fixed-rate obligation and, like most debt obligations, will vary with changes in market interest rates.

Because the interest rate paid to holders of residual components is generally determined by subtracting the interest rate paid to the holders of auction components from a fixed amount, the interest rate paid to residual component holders will decrease as the auction component’s rate increases and increase as the auction component’s rate decreases. Moreover, the extent of the increases and decreases in market value of residual components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity.

Forward Commitments

The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”), if the Fund either (1) holds, and maintains until the settlement date in a segregated account, cash or high grade debt obligations in an amount sufficient to meet the purchase price or (2) enters into an offsetting contract for the forward sale of securities of equal value that it owns. Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. The Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Illiquid Securities (High Grade; Income Plus Fund)

There is no limitation in the Fund’s ability to purchase or otherwise acquire illiquid securities (that is, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale).

However, the Income Plus Fund does not intend to invest in illiquid securities other than Puerto Rico illiquid securities. Over-the-counter (“OTC”) options and their underlying collateral are currently considered to be illiquid investments. The Fund may sell OTC options and, in connection therewith, segregate assets or cover its obligations with respect to OTC options written. The assets used as cover for OTC options written will be considered illiquid unless OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

Mortgage-backed Securities

New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, the Fund expects to invest in those new types of mortgage-backed securities that the investment adviser believes may assist the Fund in achieving its investment objective.

Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments underlying the security. The mortgages backing these securities include conventional thirty-year fixed-rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

With respect to the Income Plus Fund, only mortgage-backed securities issued by financial institutions operating in Puerto Rico, which securities represent pools of mortgages executed on properties located in Puerto Rico will constitute Puerto Rico Assets (as defined and used in the Fund’s prospectus). Such mortgage-backed securities may be issued or guaranteed by one of the agencies described below, or may have the features discussed below. Not all of the types of securities described below are available in Puerto Rico.

Specified Mortgage-Backed Securities

The Fund may invest in mortgage-backed securities constituting derivative instruments such as interest-only obligations (“IOs”), principal-only obligations (“POs” and, together with IOs, other than IOs and POs that are planned amortization class bonds, “PAC Bonds”), or inverse floating rate obligations or other types of mortgage-backed securities that may be developed in the future and that are determined by the Adviser to present types and levels of risk that are comparable to such IOs, POs and inverse floating rate obligations (collectively, “Specified Mortgage-Backed Securities”). The Fund will invest in Specified Mortgage-Backed Securities only when the Adviser believes that such securities, when combined with the Fund’s other investments, would enable the Fund to achieve its investment objective and policies.

Stripped mortgage-backed securities (“SMBSs”) are classes of mortgage-backed securities that receive different proportions of the interest and principal distributions from the underlying pool of mortgage assets. SMBSs may be issued by agencies or instrumentalities of the U.S. Government or by private mortgage lenders. A common type of SMBS will have one class that receives some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.

An IO is an SMBS that is entitled to receive all or a portion of the interest, but none of the principal payments, on the underlying mortgage assets; a PO is an SMBS that is entitled to receive all or a portion of the principal payments, but none of the interest payments, on the underlying mortgage assets. The Adviser believes that investments in POs may facilitate its ability to manage the price sensitivity of the Fund to interest rate changes. Generally, the yields to maturity on both IO and PO classes are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets. If the underlying mortgage assets of an IO class of mortgage-backed security held by the Fund experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in such securities even though the securities are rated in the highest rating category. The Adviser believes that, since principal amortization on PAC Bonds is designed to occur at a predictable rate, IOs and POs that are PAC Bonds generally are not as sensitive to principal prepayments as other IOs and POs.

Mortgage-backed securities that constitute inverse floating rate obligations are mortgage-backed securities on which the interest rates adjust or vary inversely to changes in market interest rates. Typically, an inverse floating rate mortgage-backed security is one of two components created from a pool of fixed rate mortgage loans. The other component is a variable rate mortgage-backed security, on which the amount of interest payable is adjusted directly in accordance with market interest rates. The inverse floating rate obligation receives the portion of the interest on the underlying fixed-rate mortgages that is allocable to the two components and that remains after subtracting the amount of interest payable on the variable rate component. The market value of an inverse floating rate obligation will be more volatile than that of a fixed-rate obligation and like most debt obligations, will vary inversely with changes in interest rates. Certain of such inverse floating rate obligations have coupon rates that adjust to changes in market interest rates to a greater degree than the change in the market rate and accordingly have investment characteristics similar to investment leverage. As a result, the market value of such inverse floating rate obligations are subject to greater risk of fluctuation than other mortgage-backed securities, and such fluctuations could adversely affect the ability of the Fund to achieve its investment objective and policies.

The yields on Specified Mortgage-Backed Securities may be more sensitive to changes in interest rates than [Puerto Rico GNMA,] Fannie Mae or Freddie Mac Mortgage-Backed Securities. While the Advisers will seek to limit the impact of these factors on the Fund, no assurance can be given that they will achieve this result.]

Government Pass-Through Securities. These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities’ right to borrow from the U.S. Treasury. GNMA, FNMA and FHLMC each guarantees timely distributions of interest to certificate holders. GNMA and FNMA also each guarantees timely distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues mortgage-backed securities (FHLMC Gold PCS) which also guarantee timely payment of monthly principal reductions. Government and private guarantees do not extend to the securities’ value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities. These are mortgage-backed securities issued by a nongovernmental entity, such as a trust. These securities include collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, private pass-through securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

Collateralized Mortgage Obligations

CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a “tranche,” is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments of the underlying mortgage assets may cause CMOs to be retired substantially earlier then their stated maturities of final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs

A REMIC is a CMO that qualifies for special tax treatment under the U.S. Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as “regular” interests or “residual” interests. Guaranteed REMIC pass-through certificates (“REMIC Certificates”) issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Risk Factors. Due to the possibility of prepayment of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security’s actual average life.

With respect to Income Plus Fund, REMICs are not available in Puerto Rico and do not qualify as Puerto Rico Assets.

Mortgage Dollar Roll Transactions

In order to enhance current income, the Fund may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, the Fund sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for the Fund exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. At the time the Fund enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by the Fund.

Municipal Bonds, Industrial Development Bonds and Private Activity Bonds

Municipal bonds are debt obligations issued to obtain Funds for various public purposes. The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the repayment of principal and the payment of interest. Revenue bonds are payable only from the revenues derived from a particular source, such as the user of the facility being financed. Certain municipal bonds are “moral obligation” issues, which normally are issued by special purpose public corporations. In the case of such issues, an express or implied “moral obligation” of a related government unit is pledged to the payment of the debt service but is usually subject to annual budget appropriations.

The Fund may invest in industrial development bonds (“IDBs”) and private activity bonds (“PABs”), which are municipal bonds issued by or on behalf of public corporations to finance various privately operated facilities, such as airports or pollution control facilities. IDBs and PABs are generally revenue bonds and thus are not payable from the unrestricted revenue of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the user of the facilities being financed.

The Fund does not presently intend to concentrate their investments, e.g., invest a relatively high percentage of their assets in debt obligations issued or guaranteed by the Commonwealth of Puerto Rico and/or its political subdivisions, agencies, public corporations or instrumentalities (such as revenue bonds) issued by entities which may pay their debt service obligations from the revenues derived from similar projects such as hospitals, multi-family housing, nursing homes, continuing care facilities, commercial facilities (including hotels), electric utility systems or industrial companies. That limitation may in the future be changed by a Fund’s Board of Directors. Any future determination to allow concentration of a Fund’s investments may make the Fund more susceptible to similar economic, political, or regulatory occurrences.

Municipal Lease Obligations

Municipal lease obligations are government securities that may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by municipalities and public corporations to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, they ordinarily are backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation.

The liquidity of municipal lease obligations varies. Certain municipal lease obligations contain non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Some municipal lease obligations of this type are insured as to timely repayment of principal and payment of interest, even in the event of a failure by the municipality to appropriate sufficient Funds to make payments under the lease. However, in the case of an uninsured municipal lease obligation, the Fund’s ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might prove difficult.

Participation Interests

The Fund may invest in participation interests in fixed and variable rate securities. A participation interest gives the Fund an undivided interest in a security or asset owned by a bank. The Fund has the right to sell the instrument back to the bank. Such right is generally backed by the bank’s irrevocable letter of credit or guarantee and permits the Fund to draw on the letter of credit on demand, after specified notice, for all or any part of the principal amount of the Fund’s participation interest plus accrued interest. Generally, the Fund intends to exercise the demand under the letters of credit or other guarantees only upon a default under the terms of the underlying security or asset, or to maintain the Fund’s portfolio in accordance with its investment objective and policies. The ability of a bank to fulfill its obligations under a letter of credit or guarantee might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations or other factors. The investment adviser will monitor the pricing, quality and liquidity of the participation interests held by the Fund, and the credit standing of banks issuing letters of credit or guarantees supporting such participation interests on the basis of published financial information reports of rating services and bank analytical services.

Preferred Stock

The Fund may invest in preferred stock. A preferred stock is a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth in value may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer. High Grade and Income Plus Fund will not invest in preferred stock convertible into shares of common stock.

Puerto Rico Government Obligations

The Fund may invest in securities issued or guaranteed by the Commonwealth of Puerto Rico or its agencies and instrumentalities. Such securities include Puerto Rico government securities, such as bills, notes, bonds and certificates of indebtedness, which differ in their interest rates, maturities and times of issuance, and issues of Puerto Rico agencies and instrumentalities established under the authority of an act of the Puerto Rico Legislature. These securities may bear fixed, floating or variable rates of interest, subject to the limitations established in the investment guidelines for the Fund. See “Floating and Variable Rate Obligations” herein. While the Commonwealth of Puerto Rico may provide financial support to some Puerto Rico agencies or instrumentalities, no assurance can be given that it will always do so, since it is not always so obligated by law.

Income Plus Fund will invest in such securities only when such securities meet the rating requirements established under the guidelines adopted by the Board (defined below) and when the investment adviser deems such investment to be consistent with the Fund’s investment objective and policies.

Real Estate Investment Trust (“REITs”) (Total Return Fund)

REITs are entities that invest primarily in commercial real estate or real estate-related loans. A REIT is not taxed on income distributed to its shareholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with the regulatory requirement that it distribute to its shareholders at least 95% of its taxable income for each taxable year. Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

Repurchase Agreements

The Total Return Fund intends to, and the High Grade Fund and Income Plus Fund may, invest in repurchase agreements. A repurchase agreement is a transaction in which the Fund purchases securities and simultaneously commits to resell the securities to the original seller (as described below) at an agreed upon date and price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Such original seller may be (a) a broker-dealer or other financial institution or (b) a member bank of the Federal Reserve System or a securities dealer who is a member of a national securities exchange or is a market maker in U.S. Government securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and costs to the Fund if the other party to the repurchase agreement becomes bankrupt, so that the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. With respect to Total Return Fund, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor.

Reverse Repurchase Agreements (High Grade Fund; Income Plus Fund)

The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities to a counterparty, coupled with an agreement to repurchase them from the counterparty at a specific date and price. The Fund may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. The use of reverse repurchase agreements may be regarded as leveraging and, therefore, speculative. Furthermore, reverse repurchase agreements involve the risks that (i) the interest income earned in the investment of the proceeds will be less than the interest expense, (ii) the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase, (iii) the market value of the securities sold will decline below the price at which the Fund is required to repurchase them and (iv) the securities will not be returned to the Fund. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement.

U.S. Government Securities

The Fund may invest in U.S. Government securities, including a variety of securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements or reverse repurchase agreements, as applicable, secured thereby. These securities include securities issued and guaranteed by the U.S. Government, such as Treasury bills, Treasury notes, and Treasury bonds; obligations supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Banks; and obligations supported only by the credit of the issuer, such as those of the Federal Intermediate Credit Banks.

When-Issued and Delayed Delivery Transactions (High Grade; Income Plus Fund)

The Fund may enter into agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the investment adviser anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed delivery basis, it is required either (1) to create a segregated account with the Fund’s custodian and to maintain in that account cash, U.S. Government securities or other high grade debt obligations in an amount equal on a weekly basis to the amount of the Fund’s when-issued or delayed delivery commitments or (2) to enter into an offsetting forward sale of securities it owns equal in value to those purchased. The Fund will only make commitments to purchase securities on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the when-issued or delayed delivery securities themselves (which may have a value greater or less than the Fund’s payment obligation).

Zero Coupon Obligations

Zero coupon obligations are debt securities that do not bear any interest, but instead are issued at a deep discount from par. The value of a zero coupon obligation increases over time to reflect the interest accreted. Such obligations will not result in the payment of interest until maturity, and will have a greater price volatility than similar securities that are issued at par and pay interest periodically.

Certain Investment Techniques Used by the Funds

A Fund may utilize investment techniques described below.

Stock Index Options (Total Return Fund)

The Fund may purchase and write put and call options on stock indices listed on U.S. securities exchanges for the purpose of hedging against risks of market-wide price movements affecting the equity portion of its portfolio. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index.

Options on stock indices are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange, or it may let the option expire unexercised.

The effectiveness of purchasing stock index options as a hedging technique will depend upon the extent to which price movements in the portion of a securities portfolio being hedged correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use by the Fund of options on stock indices will be subject to the applicable investment adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

When the Fund writes an option on a stock index, it will establish a segregated account with the Fund’s custodian, with which the Fund will deposit cash or cash equivalents or a combination of both in the amount equal to the market value of the option, and will maintain such account while the option is open.

The Fund will engage in stock index options transactions only when determined by the Adviser to be consistent with the Fund’s efforts to control risk. There can be no assurance that such judgment will be accurate or that the use of these portfolio strategies will be successful.]

Futures, Forwards and Hedging Transactions

The Fund may use a variety of financial instruments (“Derivative Instruments”), including options on securities, financial futures contracts (sometimes referred to as “futures” or “futures contracts”), options on futures contracts and other interest rate protection transactions such as swap agreements, to attempt to hedge the Fund’s investment portfolio. In addition to hedging, the Fund may also invest in Derivative Instruments for income enhancement purposes, including enhancing portfolio returns and reducing borrowings costs. The investment in Derivative Instruments for income enhancement purposes subjects the Fund to substantial risk of losses that may not be offset by gains on other portfolio assets.

Cover for Hedging Strategies

Some Hedging Instruments expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, options, futures contracts or swap agreements or (2) cash and other liquid assets with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with applicable regulatory guidelines regarding cover for instruments and will, if the guidelines so require, set aside cash or other liquid assets in a segregated account with the Fund’s custodian, in the prescribed amount.

Assets used as cover or otherwise set aside cannot be sold while the position in the corresponding Hedging Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund’s assets to cover in segregated accounts could impede its ability to meet redemption requests or other current obligations.

Options and Futures Trading

The Fund may engage in certain options (including options on securities, equity and debt indices, and futures strategies) in order to hedge its investments as well as for income enhancement purposes. There is no limit on the amount of these transactions that may be entered into for bona fide hedging purposes. For non-hedging purposes, the Fund may enter into such transactions if, immediately after the transactions, the sum of the initial margin deposits on the Fund’s existing futures positions and option premiums entered into for non-hedging purposes does not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and unrealized losses on such transactions. Certain special characteristics of and risks with these strategies are discussed below.

Characteristics and Risks of Options Trading

The Fund effectively may terminate its right or obligation under an option by entering into a closing transaction. If the Fund wished to terminate its obligation to purchase or sell securities under a put or call option it has written, it may purchase a put or call option of the same-series (i.e., an option identical in its terms to the option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell under a call or put option it has purchased, the Fund may write a call or put option of the same series. This is known as a closing sale transaction. Closing transactions essentially permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security, index or futures contract and the market value of the option.

In considering the use of options to hedge, particular note should be taken of the following:

(1) The value of an option position will reflect, among other things, the current market price of the underlying security, index or futures contract, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying instrument and general market conditions. For this reason, the successful use of options as a hedging strategy depends upon the ability of the Fund’s investment adviser to forecast the direction of price fluctuations in the underlying instrument.

(2) At any given time, the exercise price of an option may be below, equal to or above the current market value of the underlying instrument. Purchased options that expire unexercised have no value. Unless an option purchased by the Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

(3) A position in an exchange-listed option may be closed out only on an exchange that provides a secondary market for identical options. Most exchange-listed options relate to futures contracts and stocks. The ability to establish and close out positions on the exchanges is subject to the maintenance of a liquid secondary market. Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets of options on debt securities) only by negotiating directly with the other party to the option contract, or in a secondary market for the option if such market exists. Although the Fund intends to purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option at any specific time. In such event, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to it. For example, because the Fund may maintain a covered position with respect to any call option it writes on a security, it may not sell the underlying security during the period it is obligated under such option. This requirement may impair the Fund’s ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

(4) Activities in the options market may result in a higher portfolio turnover rate and additional brokerage costs; however, the Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation of market movements.

Writing Covered Options

The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and to enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of the contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund’s position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. By writing a put, the Fund may be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

Purchasing Options

The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put option, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any profit on the sale in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of any offsetting sale of an identical option prior to the expiration of the option it has purchased.

In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options or on securities which it intends to purchase.

Options

The Fund is authorized to engage in transactions in options. The Fund may purchase or write put and call options on bond indices to hedge against the risk of market wide bond price movements in the securities in which the Fund invests. Options on indices are similar to options on securities except that on exercise or assignment, the parties to the contract pay or receive an amount of cash equal to the difference between the closing value of the index and the exercise price of the option times a specified multiple. The Fund may invest in bond index options based on a broad market index or based on a narrow index representing an industry or market segment.

The Fund also has authority to purchase and write call and put options on bond indices. Generally, these strategies are utilized under the same market and market sector conditions (i.e., conditions relating to specific types of investment) in which the Fund enters into futures transactions. Similarly, the Fund may purchase call options to hedge against the increased cost resulting from an increase in the market value of securities which the Fund intends to purchase.

Swaps and Interest Rate Protection Transactions

The Fund may enter into interest rate and other swaps, including interest rate protection transactions, interest rate caps, collars and floors. Swap transactions involve an agreement between two parties to exchange payments that are based, respectively, on indices or specific securities or other assets, such as variable and fixed rates of interest that are calculated on the basis of a specified amount of principal (the “notional principal amount”) for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which the first party makes payments to the counterparty when a designated market interest rate goes above a designated level of predetermined dates or during a specified time period, and the counterparty makes payments to the first party when a designated market interest rate goes below a designated level on predetermined dates or during a specified time period.

The Fund will engage in swap transactions directly with other counterparties. This subjects the Fund to the credit risk that a counterparty will default on an obligation to the Fund. Such a risk contrasts with transactions done through exchange markets, wherein credit risk is reduced through the collection of variation margin and through the interposition of a clearing organization as the guarantor of all transactions. Clearing organizations transform the credit risk of individual counterparties into the more remote risk of the failure of the clearing organization. Additionally, the financial integrity of swap transactions is generally unsupported by other regulatory or self-regulatory protections such as margin requirements, capital requirements, or financial compliance programs. Therefore, there are much greater risks of defaults with respect to swap transactions than with respect to exchange-traded futures or securities transactions.

The Fund expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolios to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to effectively manage the rate of interest that it pays on one or more borrowings or series of borrowings. The Fund intends to use these transactions as a hedge and not as a speculative investment.

The Fund may enter into swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these transactions are entered into for good faith hedging purposes, the investment adviser and the Fund believe such obligations do not constitute debt securities and, accordingly, will not treat them as being subject to its borrowing restrictions.

The Fund will enter into such transactions only with banks and recognized securities dealers believed by the investment adviser to present minimal credit risks in accordance with guidelines established by the Fund’s Board of Directors. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and accordingly, they are less liquid than swaps.

Guidelines, Characteristics and Risks of Futures Trading

Although futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss.

The Fund is required to maintain margin deposits with brokerage firms through which it buys and sells futures contracts. Initial margin deposits vary from contract to contract and are subject to change. Margin balances will be adjusted weekly to reflect unrealized gains and losses on open contracts. If the price of an open futures position declines so that the Fund has market exposure on such contract, the broker will require the Fund to deposit variation margin. If the value of an open futures position increases so that the Fund no longer has market exposure on such contract, the broker will pay any excess variation margin to the Fund.

Most of the exchanges on which futures contracts are traded limit the amount of fluctuation permitted in futures prices during a single trading day. The daily price limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily price limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily price limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices occasionally have moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some traders to substantial losses.

Another risk in employing futures contracts as a hedge is the prospect that prices will correlate imperfectly with the behavior of cash prices for the following reasons. First, rather than meeting additional margin deposit requirements, investors may close contracts through offsetting transactions. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent that participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirement in the futures market is less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or security price trends by the investment adviser may still not result in a successful transaction.

Options on Future Contracts

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of put, the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

The Fund may purchase and write put and call options on futures contracts that are traded on a U.S. exchange or board of trade as a hedge against changes in the value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Several risks are associated with options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the purchase of put or call options will be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the portfolio securities being hedged.

Combined Transactions

The Fund may enter into multiple futures transactions, instead of a single transaction, as part of a single or combined strategy when, in the opinion of its investment adviser, it is in the best interests of the Fund to do so. A combined transaction usually will contain elements of risk that are present in each of its component transactions. Although combined transactions normally are entered into based on the judgment of the investment adviser that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination instead will increase such risks or hinder achievement of the portfolio management objective.

Information on Directors and Executive Officers

Overall responsibility for management and supervision of each Fund rests with each Fund’s Board of Directors (each, a “Board” and together, the “Boards”). Each Board consists of [   ] individuals (each, a

“Director”) and the same individuals serve on the Board of each Fund. The Directors approve the terms and conditions of all significant agreements between each Fund and the companies that furnish services to the Fund, including agreements with the Adviser, the Administrator, the Distributor, the Custodian (as defined herein) and the Transfer Agent (as defined herein) of each Fund. The day-to-day operations of each Fund are delegated to the Fund’s Administrator.

All transactions and agreements between each Fund and its affiliates are subject to the approval of the independent directors of the Fund’s Board.

Committees of the Boards of Directors

[The Boards have overall responsibility for the oversight of each Fund. The Chair of the Boards is an Independent Director, and the Chair of each Board committee (each, a “Committee”) is an Independent Director. The Board has 4 standing Committees: an Audit Committee, a Governance and Nominating Committee and a Compliance Committee.

The role of the Chair of the Boards is to preside at all meetings of the Boards and to act as a liaison with service providers, officers, attorneys and other Directors generally between meetings. The Chair of each Committee performs a similar role with respect to the Committee. The Chair of the Boards or the Chair of a Committee may also perform such other functions as may be delegated by the Boards or the Committee from time to time. The Boards have regular meetings [#] times a year, and may hold special meetings if required before their next regular meeting. Each Committee meets regularly to conduct the oversight functions delegated to that Committee by its Board and reports its findings to the Board. Each Board and each standing Committee conduct annual assessments of their oversight function and structure. Each Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and to allocate areas of responsibility among Committees and the full Board to enhance effective oversight.

The Board of each Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Boards are responsible for overseeing the Adviser, other service providers, the operations of the Funds and associated risks in accordance with the provisions of the Investment Company Act, Puerto Rico law, state law, other applicable laws, the Funds’ charters, and each Fund’s investment objective and strategies. Each Board reviews, on an ongoing basis, its Fund’s performance, operations and investment strategies and techniques. Each Board also conducts reviews of the Adviser and its role in running the operations of each Fund.]

[Audit Committee. The members of the Audit Committee of each Fund (each, an “Audit Committee”) are [    ], all of whom are Independent Directors. The principal responsibilities of each Audit Committee are to approve, and recommend to its full Board for approval, the selection, retention, termination and compensation of the Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”) and to oversee the Independent Registered Public Accounting Firm’s work.

Governance and Nominating Committee. The members of the Governance and Nominating Committee of each Fund (each, a “Governance Committee”) are [    ], all of whom are Independent Directors. The principal responsibilities of each Governance and Nominating Committee are [    ].

Compliance Committee. The members of the Compliance Committee of each Fund (the “Compliance Committee”) are [    ], all of whom are Independent Directors. The principal responsibilities of each Compliance Committee are [     ].]

Biographical Information of Directors and Officers

Certain biographical and other information relating to the Directors of the Funds is set forth below, including their address and year of birth, principal occupations for at least the last five years, length of time served, total number of registered investment companies and investment portfolios overseen in the

Popular complex (the “Popular Family of Funds”) and any currently held public company and other investment company directorships.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years	Number of Investment Portfolios in the Popular Family of Funds Overseen	Public Company and Other Investment Company Directorships Held by Director

Interested Directors

Juan O. Guerrero Preston(1)(2) Banco Popular de Puerto Rico, 209 Ponce de Leon Ave., Popular Center, 3rd Floor, San Juan, Puerto Rico 00918	Chairman of the Board, Director and President	Executive Vice President of Banco Popular overseeing the Financial and Insurance Services Group since April 2004; Director of the Popular Family of Funds since 2001; Director of various wholly-owned subsidiaries of Popular, Inc. President of the Securities Industry Association from [ ] to [ ]; Director of SER de Puerto Rico since December 2010; and Director of Puerto Rico Baseball Academy and High School until December 2016.

Independent Directors

Enrique Vila del Corral Professional Offices Park ROC Company Building, Carr. San Roberto #1000, Rio Piedras, PR 00926	Director	Private Investor since 2001; Managing Partner of various special partnerships involved in real estate development and leasing of commercial office space; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds; Director of V. Suarez Group of Companies.
Jorge Vallejo Vallejo &Vallejo, 1610 Ponce de Leon Ave., Parada 23, Santurce, PR 00912	Director	Managing Partner of Vallejo & Vallejo from April 1992 to 2020, a real estate appraisal and consulting firm in San Juan Puerto Rico; Director of Popular Family of Funds and Puerto Rico Investors Tax Free Family of Funds.
Carlos Pérez Pediatrix Medical Group, Metro Office Park #6 (Edif. Toshiba) Calle 1 Suite 202, Guaynabo, PR 00968	Director	President of the Caribbean and Latin American Region of Pediatrix Medical Group since 2002; Director of the University of Puerto Rico’s Hospital of Carolina since September 2013; Director of the “Administración de Servicios de Salud de Puerto Rico” from 2001 to 2009; Member of the Board of Trustees of the University of Puerto Rico from 2014 to 2017; Director of Popular Family of Funds.

(1) Affiliated person of the Adviser.

(2) Such director or officer is a director or officer of one or more other investment companies for which the Adviser acts as investment adviser or co-investment adviser.

Certain biographical and other information relating to the executive officers of the Funds who are not Directors is set forth below, including their address and year of birth, principal occupations for at least the last five years and length of time served.

Name, Address and Year of Birth	Position(s) Held with the Funds (Length of Service)	Principal Occupation(s) During the Past Five Years
Manuel Rodriguez-Boissen, Esq.(1)	Secretary ([ ])	Mr. Rodriguez-Boissen has been an attorney at Pietrantoni Mendez & Alvarez LLC, legal counsel to the Fund, since 2002 and a Member since 2012. Mr. Rodriguez-Boissen’s practice focuses on public-private partnerships, corporate and public finance and regulatory compliance for clients engaged in the financial services industry, including the Popular Family of Funds.
Jose González(1)(2)	Treasurer ([ ])	Mr. González has been in charge of Banco Popular’s Mutual Funds’ Administration Division since 2014 and of Popular’s Fiduciary Services Operations since 2019. Mr. González has also been a Vice President of Banco Popular since 2014. Prior to joining Banco Popular, Mr. González was a Vice President, Treasurer and Fund Administration and Operations Manager for Santander Asset Management’s First Puerto Rico Family of Funds. He also served as Vice President, Operations Manager and Trust Officer of Banco Santander from 2004 to 2008.

(1) Such director or officer is a director or officer of one or more other companies for which the Adviser acts as investment adviser or co-investment adviser.

(2) Affiliated person of the Adviser.

[The Board of each Fund has concluded that, based on each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director should serve as a Director of such Board. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Fund’s investment adviser, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. A Director’s ability to perform his or her duties effectively may have been attained through the Director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of the Funds and the other funds in the [Popular Family of Funds] (and any predecessor funds), other investment funds, public companies, or non-profit entities or other organizations; and/or other life experiences. Based on the brief discussion of the specific experience, qualifications, attributes or skills of each Director set forth above, the Boards have concluded that he or she should serve (or continue to serve) as a Director.]

Share Ownership

Information relating to each Director’s share ownership in each Fund and in all registered investment companies advised or co-advised by the Adviser that are currently overseen by the respective Director (“Supervised Funds”) as of December 31, 2020 is set forth in the chart below.

Name	Dollar Range of Equity Securities in Total Return Fund	Dollar Range of Equity Securities in High Grade Fund	Dollar Range of Equity Securities in Income Plus Fund	Aggregate Dollar Range of Equity Securities in Supervised Funds
Independent Directors:

Enrique Vila del Corral	$[ ]	$[ ]	$[ ]	$[ ]

Carlos Perez	$[ ]	$[ ]	$[ ]	$[ ]

Jorge Vallejo	$[ ]	$[ ]	$[ ]	$[ ]

Interested Directors:
Juan O. Guerrero Preston	$[ ]	$[ ]	$[ ]	Over $100,000

[As of [    ], 2021, none of the Independent Directors of the Funds or their immediate family members owned beneficially or of record any securities of each Fund’s Adviser, principal underwriter, or any person directly or indirectly controlling, controlled by, or under common control with such entities.]

Compensation of Directors

No officer, director or employee of the Adviser or of any affiliate thereof receives any compensation from a Fund for serving as an officer or director of the Fund. Each Fund will pay each director who is not an officer, director or employee of the Adviser or an affiliate thereof a fee of $1,000 per meeting attended, together with such director’s actual travel and out-of-pocket expenses relating to attendance at meetings.

The following table sets forth the aggregate compensation paid by each Fund to its non-affiliated directors for the stated periods and the total compensation paid to such persons by all investment companies advised or co-advised by the Adviser for the calendar year ended December 31, 2020. No Fund accrues any retirement benefits for its directors as part of its expenses.

Name of Non- Affiliated Director	Aggregate Compensation from Total Return Fund(1)	Aggregate Compensation from High Grade Fund(2)	Aggregate Compensation from Income Plus Fund(2)	Total Compensation from all Funds Advised or Co-Advised by Adviser(3)
Enrique Vila del Corral	$5,000.00	$5,500.00	$5,500.00	$71,000.00
Carlos Perez	$5,000.00	$5,500.00	$5,500.00	$29,500.00
Jorge Vallejo	$5,000.00	$5,500.00	$5,500.00	$63,000.00
(1) Amounts provided for the fiscal year ended March 31, 2021.
(2) Amounts provided for the fiscal year ended June 30, 2020.
(3) Amounts provided for the calendar year ended December 31, 2020.

Indemnification of Directors

Each Fund has obtained directors and officers’ liability insurance for its directors and officers. Each Fund’s certificate of incorporation contains a provision that exempts directors from personal liability for monetary damages to the Fund or its shareholders for violations of the duty of care, to the fullest extent permitted by the Puerto Rico General Corporation Law. Each Fund has also agreed to indemnify its directors and officers for certain liabilities to the fullest extent permitted by Puerto Rico law.

Control Persons and Principal Holders of Securities

Ownership information is not provided for the Funds, as they have not commenced operations as of the date of this SAI.

Management, Advisory and Other Service Arrangements

Investment Advisory Agreement

Popular Asset Management LLC, a wholly-owned subsidiary of Popular, Inc., acts as the investment adviser of the Funds pursuant to an investment advisory agreement with each Fund. Subject to the direction of the Board, the Adviser is responsible for all investment decisions regarding each Fund’s assets. The Adviser currently acts as investment adviser or co-investment adviser to several other Puerto Rico investment companies and as of [    ], 2021, managed or co-managed approximately $[ ] billion in assets. The principal executive offices of the Adviser are located at the Popular Center North Building, Second Level (Fine Arts), 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918, and its main telephone number is (787) 754-4488.

Unless earlier terminated as described below, the investment advisory agreement between each Fund and the Adviser will continue in effect for a period of two years from the date of execution and will remain in effect from year to year thereafter if approved annually (1) by the Board of a Fund or by a majority of the outstanding voting securities of such Fund and (2) by a majority of the directors who are not parties to such contract or affiliated with any such party. Such contract is not assignable and may be terminated without penalty on 60 days’ written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Each Fund Fund will compensate the Adviser at the annual rate of 0.50% of the value of the Fund’s average daily net assets (as defined below). For the first year following registration of the Funds under the 1940 Act, the Adviser has voluntarily agreed to waive 0.25% of the investment advisory fee for each Fund.

“Average daily net assets” means the average daily value of the total assets of a Fund, minus the sum of accrued liabilities of the Fund.

The following tables show the investment advisory fees paid to the Adviser and the amounts waived and/or reimbursed by the Adviser with respect to each Fund for the periods indicated:

	Fees Paid to the Adviser for the Fiscal Year Ended March 31,			Fees Waived by the Adviser for the Fiscal Year Ended March 31,			Fees Reimbursed by the Adviser for the Fiscal Year Ended March 31,
	2021	2020	2019	2021	2020	2019	2021	2020	2019
Total Return Fund	$354,795.01	$354,312.00	$335.186.00	N/A	$0.00	$0.00	$0.00	$0.00	$0.00

	Fees Paid to the Adviser for the Fiscal Year Ended June 30,			Fees Waived by the Adviser for the Fiscal Year Ended June 30,			Fees Reimbursed by the Adviser for the Fiscal Year Ended June 30,
	2020	2019	2019	2020	2019	2018	2020	2019	201
High Grade Fund	$702,573.00	$853,092.00	$1,022,127.00	$70,254.00	$85,308.00	$102,213.00	$0.00	$0.00	$0.00
Income Plus Fund	$319,913.00	$361,693.00	$499,140.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Information Regarding the Portfolio Managers

The following tables set forth information about the funds and accounts other than the Funds for which the individuals named as portfolio managers in each Fund’s Prospectus (the “Portfolio Managers”) are primarily responsible for the day-to-day portfolio management as of [    ], 2021.

Total Return Fund

  Javier Rubio, CFA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Joaquin Perez, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Antonio Rondán, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Jose Blasini, CPA

Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

High Grade

Javier Rubio, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Joaquin Perez, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Antonio Rondán, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based
Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]
Other Accounts	[ ] $[ ]	[ ] $[ ]

Jose Blasini, CPA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Income Plus Fund

Javier Rubio, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Joaquin Pérez, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Antonio Rodan, CFA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Jose Blasini, CPA
Types of Accounts	Number of Other Accounts Managed and Assets	Number of Other Accounts and Assets for Which Management Fee is Performance-Based

Registered Investment Companies	[ ] $[ ]	[ ] $[ ]

Other Pooled Investment Vehicles	[ ] $[ ]	[ ] $[ ]

Other Accounts	[ ] $[ ]	[ ] $[ ]

Portfolio Manager Compensation Overview

The discussion below describes the Portfolio Managers’ compensation as of [    ], 2021.

Portfolio Managers are compensated with a competitive base salary, benefits and an incentive bonus based on performance. The incentive pay is based on objective relative performance, specific portfolio results are compared to specific benchmark parameters. Benchmarks are selected depending on mandated requirements and asset class.

Portfolio Manager Beneficial Holdings

The following tables set forth the dollar range of securities beneficially owned by each portfolio manager in the applicable Fund is shown below:

Total Return Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Total Return Fund
Javier Rubio, CFA	$50,001 - $100,000
Joaquin Perez, CFA	$0
Antonio Rondán, CFA	$1 – $10,000
Jose Blasini, CPA	$[ ]

High Grade Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the High Grade Fund
Javier Rubio, CFA	$10,001 - $50,000
Joaquin Perez, CFA	$0
Antonio Rondán, CFA	$ [ ]
Jose Blasini, CPA	$ [ ]

Income Plus Fund

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Income Plus Fund
Javier Rubio, CFA	$10,001 - $50,000
Joaquin Pérez, CFA	$0
Antonio Rodan, CFA	$ [ ]
Jose Blasini, CPA	$ [ ]

Portfolio Manager Potential Material Conflicts of Interest

[    ]

Administration Agreement

Banco Popular (in its capacity as administrator of each Fund, the “Administrator”) manages the day to day operations of each Fund pursuant to an Administration Agreement.

Pursuant to the Administration Agreement [for each Fund], the Administrator furnishes each Fund with bookkeeping, accounting and administrative services. It provides a variety of administrative and shareholder services directly or through agents. These administrative services include, among other things, providing facilities and personnel to the Fund in the performance of certain services, including the determination of the market value of the Fund’s assets, as applicable, and of the net asset value per share of each class of Shares of the Fund, maintaining and preserving the books and records of the Fund, assisting in the preparation and filing of the Fund’s income tax returns, payment of the Fund’s expenses, assisting in the preparation and coordination of printing and dissemination of reports and other communications to shareholders and providing local regulatory compliance services. The Administrator is also charged with providing the Fund with information as reasonably requested thereby to prepare any reports and filings required under applicable federal law.

Total Return Fund’s Administration Agreement provides for monthly compensation of the Administrator at the annual rate of 0.20% of the Fund’s average daily net assets.

High Grade Fund’s Administration Agreement provides for an administrative fee accrued daily and paid monthly at an annual rate of 0.17% of the Fund’s average daily total assets.

Income Plus Fund’s Administration Agreement provides for an administrative fee accrued daily and paid monthly at an annual rate of [ ]% of the Fund’s average daily total assets.

The following tables show the fees paid by each Fund to the Administrator under each Fund’s Administration Agreement and the amounts waived and/or reimbursed by the Administrator with respect to each Fund for the periods indicated:

	Fees Paid to the Administrator for the Fiscal Year Ended March 31,			Fees Waived by the Administrator for the Fiscal Year Ended March 31,			Fees Reimbursed by the Administrator for the Fiscal Year Ended March 31,
	2021	2020	2019	2021	2020	2019	2021	2020	2019
Total Return Fund	$70,958.95	$70,862.00	$67,037.00	N/A	$0.00	$0.00	$0.00	$0.00	$0.00

	Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,			Fees Reimbursed by the Administrator for the Fiscal Year Ended June 30,
	2020	2019	2018	2020	2019	2018	2020	2019	2018
High-Grade Fund	$210,770.00	$255,928.00	$306,638.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income Plus Fund	$95,974.00	$108,507.00	$149,742.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00

Accounting Services

[    ], with offices located at [    ], has been selected as each Fund’s independent registered public accounting firm (the “Independent Registered Public Accounting Firm”). The Independent Registered Public Accounting Firm is responsible for auditing the financial statements of each Fund.

The tables below show the amounts paid by each Fund to [    ] for accounting services for the periods indicated:

	Fees Paid to [ ] For the Fiscal Year Ended March 31,
	2021	2020	2019
Total Return Fund	$[ ]	$[ ]	$[ ]

	Fees Paid to [ ] For the Fiscal Year Ended June 30,
	2020	2019	2018
Fixed-Income Fund	$[ ]	$[ ]	$[ ]
Income Plus Fund	$[ ]	$[ ]	$[ ]

Custodian

[The Funds’ securities and cash will be held under a Custodian Agreement with Banco Popular, (when acting in such capacity, the “Custodian”). It is a condition to each investment transaction of the Funds that the transfer of eligible securities to the Funds be effected by delivery or other transfer of such securities to the Custodian, or to any entity acting on behalf of the Custodian, for credit to each Fund’s custodial account with such Custodian. The Custodian is authorized under the Custodian Agreement to appoint sub-custodians or other agents and to delegate to such sub-custodians or other agents any of its obligations under the Custodian Agreement. The Custodian will not receive a separate fee or additional compensation for acting as custodian of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing custodial services to the Funds.]

Transfer Agent and Dividend Disbursing Agent

[Pursuant to the terms of a Transfer Agency, Dividend Disbursing Agency and Shareholder Servicing Agency Agreement (the “Transfer Agent Agreement”), Banco Popular, in its capacity as transfer agent for the Funds (the “Transfer Agent”), is responsible for maintaining a register of the Shares of the Funds for shareholders of record, the opening and maintenance of shareholder accounts and the processing of dividend and distribution payments from the Funds. Share certificates are not issued, unless specifically requested by shareholders. The Transfer Agent will maintain a share account for each master account and any other shareholder of record. Confirmations of each purchase or redemption and of reinvested dividend payments are sent to master account holders and any other shareholders of record each month. The Transfer Agent is authorized under the Transfer Agent Agreement to appoint sub-transfer agents or other agents and to delegate to any of such agents its obligations under the Transfer Agent Agreement. The Transfer Agent will not receive a separate fee or additional compensation for acting as transfer agent of the Funds, but will be reimbursed for the out-of-pocket expenses it incurs in providing transfer agency services to the Funds.]

Distributor

Each Fund has agreed to pay a distribution fee to the Distributor pursuant to a Common Stock Distribution Plan adopted by each Fund.

Under its Distribution Plan, Total Return Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% for the Class A Shares and 1.00% for the Class C Shares, of the average daily net assets of each of such classes, in order to compensate the Distributor (and selected broker-dealers or financial institutions that enter into dealer or agency agreements with the Distributor) for distributing or providing other related services in connection with the Shares.

Under its Distribution Plan, High Grade Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the Class A Shares.

Under its Distribution Plan, Income Plus Fund pays the Distributor a distribution fee accrued daily and paid monthly at the annual rate of [ ]% of the average daily net assets of Class A Shares.

The Distributor is a wholly owned subsidiary of Popular, Inc., the parent company of the Adviser. See “Conflicts of Interest—Transactions With Affiliates” in each Fund’s Prospectus.

[Set forth below is information on sales charges (including any contingent deferred sales charges (“CDSCs”)) received by each Fund, including the amounts paid to affiliates of the Adviser (“Affiliates”) for the periods stated.]

Total Return Fund

Investor A Shares
For the Fiscal Year Ended March 31,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
2021	$[ ]	$[ ]	$[ ]	$[ ]
2020	$[ ]	$[ ]	$[ ]	$[ ]
2019	$[ ]	$[ ]	$[ ]	$[ ]

Investor C Shares
For the Fiscal Year Ended March 31,	CDSCs Received by the Distributor	CDSCs Paid to Affiliates
2021	$[ ]	$[ ]
2020	$[ ]	$[ ]

2019	$[ ]	$[ ]

High Grade Fund

Investor A Shares
For the Fiscal Year Ended June 30,	Gross Sales Charges Collected	Sales Charges Retained by the Distributor	Sales Charges Paid to Affiliates	CDSCs Received on Redemption of Load Waived Shares
20[ ]	$[ ]	$[ ]	$[ ]	$[ ]
20[ ]	$[ ]	$[ ]	$[ ]	$[ ]
20[ ]	$[ ]	$[ ]	$[ ]	$[ ]

[The table below provides information about the 12b-1 fees paid to the Distributor by the Total Return Fund under such Fund’s 12b-1 plans for the fiscal year ended March 31, 2021. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.]

Class Name	Paid to the Distributor by the Total Return Fund
Investor A Shares	$[ ]
Investor C Shares	$[ ]

[The table below provides information about the 12b-1 fees paid to the Distributor by the High Grade Fund and the Income Plus Fund under each Fund’s 12b-1 plans for the fiscal year ended June 30, 20[    ]. A portion of the fees collected by the Distributor were paid to affiliates for providing shareholder servicing activities for Investor A Shares and for providing shareholder servicing and distribution-related activities and services for Investor C.]

Class Name	Paid to the Distributor by the High Grade Fund	Paid to the Distributor by the Income Plus Fund
Investor A Shares	$[ ]	$[ ]
Investor C Shares	$[ ]	$[ ]

Pricing of Shares

Computation of Offering Price Per Share

An illustration of the computation of the offering price for the Class A Shares of each Fund based on a hypothetical investment of $10,000 is set forth below.

Computation of Offering Price Per Share:	Total Return Fund
Net Assets	$68,305,679.93
Number of Shares Outstanding	2,630,360.459
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$25.97
[Sales Charge (3.50% of offering price; 3.63% of net asset value per share)	$0.94

Offering Price	$26.91

Computation of Offering Price Per Share:	High Grade Fund

Net Assets	$92,665,077.28
Number of Shares Outstanding	15,268,041.266
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$6.06
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.16

Offering Price	$6.22

Computation of Offering Price Per Share:	Income Plus Fund
Net Assets	$23,409,134.51
Number of Shares Outstanding	5,897,668.474
Net Asset Value Per Share (net assets divided by number of shares outstanding)	$3.97
Sales Charge (2.50% of offering price; 2.56% of net asset value per share)	$0.10

Offering Price	$4.07

The offering price for each Fund’s other share classes is equal to the share class’ net asset value computed as set forth above for Class A Shares. Though not subject to a sales charge, certain share classes may be subject to a CDSC on redemption.

For more information about the valuation of the Funds’ Shares, see “Valuation of Shares” in each Fund’s Prospectus.

Portfolio Transactions and Brokerage

Total Return Fund

Although the Fund seeks to invest for the long term, the Adviser retains the right to sell securities regardless of how long they have been held. Under certain conditions, such as short-term transactions for liquidity needs, securities having reached a specific price or return, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the initial investment decision, the Fund may experience a higher portfolio turnover due to its investment strategies. In addition, higher portfolio turnover rates may result in corresponding increase in brokerage commissions for the Fund. While the Fund does not intend to engage in short-term trading, it will not consider portfolio turnover rate a limiting factor in investing according to its objectives and policies. A turnover rate of 100% would occur, for example, if securities valued at 100% of its total net assets are sold and replaced within one year.

The Adviser arranges for the purchase and sale of the Fund’s securities and selects broker-dealers (including Popular Securities, a broker-dealer affiliated with the Adviser), which in its best judgment provide prompt and reliable execution at favorable prices and reasonable commission rates. The Adviser may select brokers and dealers that provide it with research services and may cause the Fund to pay such brokers and dealers commissions which exceed those other brokers and dealers may have charged, if it views the commissions as reasonable in relation to the value of the brokerage and/or research services. In selecting a broker, including affiliated broker-dealers such as Popular Securities, for a transaction, the primary consideration is prompt and effective execution of orders at the most favorable prices. Subject to that primary consideration and subject to procedures adopted by the Board, dealers may be selected for research, statistical or other services to enable the Adviser to supplement its own research and analysis. The Fund may also deal with Popular Securities in any transaction in which it acts as principal. Securities transactions involving Popular Securities or another broker-dealer affiliated with the Adviser, whether on an agency or principal basis, will be subject to procedures adopted by the Board, which procedures include the review of such transactions by the Board, including the independent directors thereof.

High Grade Fund

Subject to policies established by the Board of Directors of the Fund, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and (ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.

Generally, the Fund does not purchase securities for short-term trading profits. However, the Fund may dispose of securities without regard to the time they have been held when such action, for defensive or other reasons, appears advisable to the Adviser. While it is not possible to predict turnover rates with any certainty, at present it is anticipated that the Fund’s annual portfolio turnover rate, under normal circumstances after the Fund’s portfolio is invested in accordance with its investment objective, should be less than 100%. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the daily average of the value of the portfolio securities owned by the Fund during the particular fiscal year. For purposes of determining this rate, all securities whose maturities at the time of acquisition are one year or less are excluded. Early redemptions or prepayments on securities held by the Fund are also excluded from the calculation of the portfolio turnover rate.

Income Plus Fund

[Subject to policies established by the Board, the Adviser is primarily responsible for the execution of the Fund’s portfolio transactions. In executing such transactions, the Adviser seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm involved and the firm’s risk in positioning a block of securities. While the Adviser generally seeks reasonably competitive commission rates, the Fund does not necessarily pay the lowest commission or spread available.

The Fund has no obligation to deal with any broker or dealer in the execution of transactions in portfolio securities. The Adviser intends to execute portfolio transactions in (i) Puerto Rico fixed-income obligations, including mortgage-backed obligations, through brokers, dealers or banks in or outside Puerto Rico, and

(ii) U.S. Government fixed-income obligations, municipal obligations and short-term investments through brokers or dealers either in or outside Puerto Rico, in either case including Popular Securities, Banco Popular or any of their respective affiliates as discussed below. Subject to obtaining the best price and execution, securities firms which provide supplemental investment research to the investment adviser, including Popular Securities, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under the investment advisory agreement, and the expenses of the investment adviser will not necessarily be reduced as a result of the receipt of such supplemental information.

The securities in which the Fund primarily will invest are traded in the over-the-counter markets, and the Fund intends to deal directly with the dealers, including Popular Securities or one of its affiliates as discussed below, who make markets in the securities involved, except in those circumstances where better prices and execution are available elsewhere.

The Fund also may purchase tax-exempt securities in individually negotiated transactions with issuers. Because an active trading market may not exist for such securities, the prices that the Fund may pay for these securities or receive on their resale may be lower than those for similar securities with a more liquid market.]

Brokerage Commissions

[Information about the brokerage commissions paid by each Fund, including commissions paid to affiliates of the Adviser, for the stated periods is set forth in the following tables:]

	Aggregate Brokerage Commissions Paid for the Fiscal Year Ended March 31,			Commissions Paid to Affiliates for the Fiscal Year Ended March 31,
	2021	2020	2019	2021	2020	2019
Total Return Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

	Fees Paid to the Administrator for the Fiscal Year Ended June 30,			Fees Waived by the Administrator for the Fiscal Year Ended June 30,
	2020	2019	2018	2020	2019	2018
High Grade Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]
Income Plus Fund	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]	$[ ]

[The following table shows the dollar amount of brokerage commissions paid by each Fund to brokers for providing Section 28(e) research/brokerage services under Section 28(e) of the Securities Exchange Act of 1934, as amended, and the approximate dollar amount of the transactions involved for the stated periods. [The provision of Section 28(e) research/brokerage services was not necessarily a factor in the placement of all brokerage business with such brokers.]]

Fund	Amount of Commissions Paid to Brokers For Providing 28(e) Eligible Services	Amount of Brokerage Transactions Involved
Total Return Fund(1)	$[ ]	$[ ]

High Grade Fund(2)	$[ ]	$[ ]

Income Plus Fund(2)	$[ ]	$[ ]

(1) Amounts provided for the fiscal year ended [March 31, 2021].

(2) Amounts provided for the fiscal year ended [June 30, 2020].

[As of [    ], 2021, the value of the Total Return Fund’s holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act), if any portion of such holdings were purchased during the fiscal year ended March 31, 2021, is as follows:]

Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

[As of [    ], 2021, the value of each of the High Grade Fund’s and Income Plus Fund’s holdings of the securities of its regular brokers or dealers (as defined in Rule 10b-1 under the Investment Company Act), if any portion of such holdings were purchased during the fiscal year ended June 30, 20[    ], is as follows:]

High Grade Fund

Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Income Plus Fund

Regular Broker/Dealer	Debt (D)/Equity (E)	Aggregate Holdings (000s)
[ ]	[ ]	[ ]
[ ]	[ ]	[ ]

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

Tax Information

[The following discussion summarizes the material Puerto Rico and United States (“U.S.”) federal tax considerations that may be relevant to prospective investors in the Fund. This section is not to be construed as a substitute for careful tax planning. Prospective investors are urged to consult their own tax advisers with specific reference to their own tax situations, including the application and effect of other tax laws and any possible changes in the tax law after the date of this prospectus.

The discussion in connection with the Puerto Rico tax considerations is based on the current provisions of the PR Code and the regulations promulgated or applicable thereunder (the “Puerto Rico Code Regulations”); Administrative Determination Number 19-04, issued by the Puerto Rico Secretary of the Treasury (the “Secretary”) on September 5, 2019 (“AD19-04”); the Municipal Code and Act 93-2013.

The Puerto Rico income tax treatment of the Fund and the Qualifying Investors (as defined below) is based on the relevant provisions of the PR Code as construed by the Secretary in AD-19-04. Pursuant to the PR Code, the Puerto Rico income tax treatment of the Fund and the Qualifying Investors discussed herein is applicable to investment companies registered under Act 93-2013 or its predecessor, Act Number 6 of

October 19,1954, as amended (“Act 6-1954” and together with Act 93-2013, collectively, the “PR Investment Companies Acts“) and its Qualifying Investors. However, as a result of the amendment of the 1940 Act by the Economic Growth, Regulatory Relief and Consumer Protection Act of 2018, Puerto Rico investment companies, such as the Fund, have to register with the Securities and Exchange Commission (the “SEC”) under the 1940 Act and are not allowed to register under the PR Investment Companies Acts. Thus, in AD19-04, the Secretary ruled that the Puerto Rico income tax treatment of investment companies pursuant to the PR Code continues to be applicable to investment companies organized in Puerto Rico with their principal office in Puerto Rico, such as the Fund, to the same extent as if they were registered under any of the PR Investment Companies Acts; provided that, the investment companies are registered with the SEC under the 1940 Act.

The discussion in connection with the U.S. federal income tax considerations is based on the current provisions of the U.S. Code, and the regulations promulgated thereunder (the “U.S. Code Regulations”) and the administrative pronouncements of the U.S. Internal Revenue Service (the “IRS”).

This discussion assumes that the shareholders of the Fund will be (i) individuals who are bona fide residents of Puerto Rico for the entire taxable year, within the meaning of Sections 933 and 937 of the U.S. Code (“Qualifying Individuals”), (ii) U.S. citizens nonresident of Puerto Rico (“Nonresident U.S. Citizens “), (iii) corporations or entities organized under the laws of Puerto Rico treated as corporations under the PR Code and the U.S. Code; provided that, the distributions from the Fund are not effectively connected with their U.S trade or business (“Qualifying Corporations”), (iv) corporations organized outside of Puerto Rico, or entities organized outside of Puerto Rico treated as corporations under the PR Code and the U.S. Code, that are either not engaged in trade or business in Puerto Rico (“Foreign Corporations “) or that are engaged in trade or business in Puerto Rico (“Resident Foreign Corporations “), or (v) trusts (other than business trusts) organized under the laws of Puerto Rico, the trustees of which are Qualifying Individuals or Qualifying Corporations and all the beneficiaries of which are Qualifying Individuals (“Qualifying Trusts”), including employee retirement plan trusts described in Section 1081.01(a) of the PR Code (“Qualifying Retirement Trusts” and together with Qualifying Individuals, Qualifying Corporations and Qualifying Trusts collectively referred to as “Qualifying Investors”). This summary does not attempt to discuss all tax consequences to Qualifying Investors, Foreign Corporations or Resident Foreign Corporations that may be subject to special tax treatment under the PR Code or the Municipal Code (such as partnerships special partnerships, corporations of individuals or other pass-through entities and tax-exempt organizations) or under the U.S. Code (such as “controlled foreign corporations” or “personal holding companies”).

The statements that follow are based on the existing provisions of such statutes, regulations, judicial decisions and administrative pronouncements, all of which are subject to change (even with retroactive effect). A prospective investor should be aware that the conclusions set forth herein in connection with Puerto Rico and U.S. tax treatment of the Fund, the Qualifying Investors, the Nonresident U.S. Citizens, the Foreign Corporations and the Resident Foreign Corporations are not binding on the Puerto Rico Treasury Department (“PRTD”), any municipality or agency of Puerto Rico, the IRS or the courts. Accordingly, there can be no assurance that the conclusions set forth herein, if challenged, will be sustained.

Puerto Rico Taxation of the Fund

Income Taxes. The Fund should be exempt from Puerto Rico income tax for a taxable year if it distributes to its shareholders at least 90% of its net income for the taxable year within the time period provided by the Puerto Rico Code (the “90% Distribution Requirement”). In determining its net income for purposes of the 90% Distribution Requirement, the Fund shall not take into account capital gains and losses and certain items of income (including interest) that are exempt from taxation under the PR Code. The Fund intends to meet the 90% Distribution Requirement to be exempt from Puerto Rico income tax.

Property Taxes. Under the provisions of the Municipal Code, the Fund will be subject to property taxes. However, property of the Fund that consists of repurchase agreements, obligations of the Government of

Puerto Rico or the U.S. Government and stocks of domestic or foreign corporations are exempt from property taxes imposed by the Municipal Code.

Municipal License Taxes. Pursuant to Act 93-2013, investment companies, such as the Fund are not subject to municipal license taxes; provided that, they are registered under Act 93-2013. Because municipalities have the authority to impose taxes that are not incompatible with the taxes imposed by the Commonwealth of Puerto Rico, the holding of AD 19-04 should be construed as exempting the Fund from the municipal license tax imposed by the Municipal Code.

Puerto Rico Taxation of Fund Shareholders

Regular Income Taxes on Capital Gains. Gains recognized by a Qualifying Investor from the sale, exchange or other disposition (including a redemption that is not essentially equivalent to a dividend) of Shares will be treated as a capital gain for Qualifying Investors who hold the Shares as a capital asset and as a long-term capital gain if the Shares have been held by the Qualifying Investor for more than one (1) year prior to such sale or exchange. Long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other disposition of the Shares will be subject to a 15% income tax rate. Alternatively, the Qualifying Individual may elect to include such long-term capital gain as ordinary income and be subject to the regular income tax rates imposed under the PR Code. Long-term capital gains recognized by a Qualifying Corporation on the sale, exchange or other disposition of the Shares will be subject to an alternative 20% income tax rate.

Gains recognized by a Nonresident U.S. Citizen or a Foreign Corporation from the sale, exchange or other disposition of Shares should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations, will be subject to Puerto Rico income tax on such gains, if the Resident Foreign Corporation is engaged in certain banking or financial business in Puerto Rico and the gains are attributable to such business.

Losses from the sale, exchange or other disposition of Shares that constitute capital assets in the hands of Qualifying Investors or Resident Foreign Corporations are deductible only to the extent of gains recognized by any such investors from the sale, exchange or other disposition of capital assets during the same taxable year. Qualifying Investors, except for Qualifying Corporations, may also deduct up to $1,000 of such capital losses against ordinary income. Qualifying Investors and Resident Foreign Corporations may carryforward and deduct any remaining losses against capital gains incurred in subsequent taxable years, subject to certain time limitations, but the deduction is limited to 90% of the capital gains.

Regular Income Taxes on Dividend Distributions. Dividend distributions by the Fund are classified as “Capital Gain Dividends” or “Ordinary Dividends” as discussed below.

Dividends paid by the Fund from its earnings and profits derived from the sale or exchange of property (“Capital Gain Dividends”) are taxable as long-term capital gains to Qualifying Investors regardless of how long the Shares have been held by the Qualifying Investor. Capital Gain Dividends will qualify for the special income tax rate on capital gains of 15%, in the case of Qualifying Individuals, and for the alternative 20% income tax rate, in the case of Qualifying Corporations.

Capital Gain Dividends of Nonresident U.S. Citizens and Foreign Corporations should constitute income from sources outside of Puerto Rico not subject to Puerto Rico income tax. Resident Foreign Corporations will be subject to a 20% Puerto Rico income tax and a 10% Puerto Rico branch profits tax, if the Capital Gains Dividends are attributable to certain banking or financial business conducted by the Resident Foreign Corporation in Puerto Rico.

Special rules may apply to Capital Gain Dividends distributed by the Fund to Qualifying Trusts.

A dividend distributed by the Fund that is not a Capital Gain Dividend is an “Ordinary Dividend.”

Ordinary Dividends and Capital Gain Dividends distributed to Qualifying Individuals and Qualifying Corporations and Ordinary Dividends and Capital Gain Dividends subject to Puerto Rico income tax distributed to Resident Foreign Corporations are included in gross income and subject to Puerto Rico income tax (as ordinary gross income or capital gain, as the case may be), regardless of whether they are reinvested in additional Shares pursuant to the Fund’s dividend reinvestment plan (if and when such plan is established). Distributions that exceed the earnings and profits of the Fund will be treated as a tax-free return of capital to such investors, to the extent of the investors’ basis in the Shares, and any excess will be treated as a gain from the sale or exchange of the Shares.

By purchasing Shares, Qualifying Investors and Resident foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer).

Ordinary Dividends received by Qualifying Individuals, and Qualifying Trusts will be subject to a 15% preferential tax to be withheld at source, rather than to the regular tax on ordinary income. Nonresident U.S. Citizens will also be subject to the 15% withholding tax.

Upon filing a Puerto Rico income tax return, a Qualifying Individual, Qualifying Trust or Nonresident U.S. Citizen may elect not to be subject to the 15% preferential tax on the Ordinary Dividends and to be subject to the regular income tax rates provided by the PR Code on ordinary income and the 15% tax withheld at source may be claimed as a credit against Puerto Rico income taxes.

An Ordinary Dividend received by a Foreign Corporation will be subject to a 10% Puerto Rico tax that will be withheld by the Fund or its paying agent. Qualifying Corporations and Resident Foreign Corporations will be subject to the regular and alternative minimum tax. An Ordinary Dividend received by a Qualifying Corporation or a Resident Foreign Corporation will qualify for 85% dividends received deduction. Qualifying Corporations and Resident Foreign Corporations will not be eligible for the 15% preferential tax applicable to Qualifying Individuals, Nonresident U.S. Citizens and Qualifying Trusts. However, dividends paid to Qualifying Corporations and Resident Foreign Corporations will be subject to the 15% income tax withholding, which amount may be claimed as a credit against the Puerto Rico income taxes due by the Qualifying Corporation.

Alternate Basic Tax.    Qualifying Individuals and Nonresident U.S. Citizens are subject to an alternate basic tax if their regular tax liability is less than the alternate basic tax liability. The alternate basic tax rates range from 10% to 24% depending on the alternate basic tax net income. The alternate basic tax net income is determined by adjusting the individual’s net income subject to regular income tax rates by, among other adjustments, adding: (i) certain income exempt from the regular income tax and (ii) to the extent applicable, income subject to special tax rates as provided in the PR Code such as: Ordinary Dividends, Capital Gain Dividends and long-term capital gains recognized by Qualifying Individuals on the sale, exchange or other taxable disposition of Shares. It should be noted that exempt dividends paid by the Fund are not subject to alternate basic tax.

Estate and Gift Taxes. Puerto Rico does not impose gift or estate taxes. Thus, the transfer of Shares by gift by a Qualifying Individual or a Nonresident U.S. Citizen will not be subject to gift taxes or estate taxes

Municipal License Taxes. Under the PRMC, all dividends distributed by the Fund to Qualifying Corporations and to Resident Foreign Corporations will form part of their “volume of business” and, therefore, may be subject to a municipal license tax of up to 1.5%, in the case of Qualifying Corporations and Resident Foreign Corporations that are engaged in a financial business, or of up to 0.5%, in the case of Qualifying Corporations and Resident Foreign Corporations engaged in non-financial businesses. Qualifying Individuals, Nonresident U.S. Citizens and Foreign Corporations will not be subject to municipal license tax on the Fund’s distributions.

Property Taxes. Under the provisions of the Municipal Code, the Shares are exempt from Puerto Rico personal property taxes in the hands of the Qualifying Investors and Resident Foreign Corporations Nonresident U.S. Citizens and Foreign Corporations are not subject to property taxes on their Shares.

The discussion contained in this Section is a general and abbreviated summary of certain Puerto Rico tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances. Investors are urged to consult their tax advisers regarding the tax consequences of investing in the Fund.

United States Taxation of the Fund

Income Taxes. For purposes of the U.S. Code, the Fund is treated as a foreign corporation. Based on certain representations made by the Fund, the Fund should not be treated as engaged in a trade or business within the United States for purposes of the U.S. Code. The Fund is not expected to be engaged in a U.S. trade or business for U.S. federal income tax purposes. As a foreign corporation not engaged in a U.S. trade or business, the Fund should generally not be subject to U.S. federal income tax on gains derived from the sale or exchange of personal property. However, if it is determined that the Fund is engaged in a trade or business within the United States for purposes of the U.S. Code, and the Fund has taxable income that is effectively connected with such U.S. trade or business, the Fund will be subject to the regular U.S. corporate income tax on its effectively connected taxable income, and possibly to a 30% branch profits tax and state and local taxes as well.

Interest received by the Fund from U.S. sources on certain registered obligations (“Portfolio Interest”) and gains derived by the Fund from the sale or exchange of personal property (other than a “United States Real Property Interest”, as such term is defined in the U.S. Code) are not subject to U.S. federal income tax. It is the intent of the Fund’s management to derive only U.S. source interest income considered to be Portfolio Interest with respect to its investments in U.S. fixed-income securities. Moreover, as a foreign corporation not engaged in trade or business in the U.S., the Fund should only be subject to U.S. federal income taxation if it realizes certain items of U.S. source income of a fixed or determinable annual or periodic nature, in which case the Fund should be subject to withholding of U.S. federal income tax at a 30% rate on certain types of U.S. source income. Dividends from sources within the United States may qualify for a reduced 10% rate if certain conditions are met.

FATCA. The U.S. Internal Revenue Code imposes a 30% withholding tax upon most payments of U.S. source income made to certain “foreign financial institutions” or “non-financial foreign entities” (including “non-financial foreign territory entities”), unless certain certification and reporting requirements are satisfied. In the case of most payments of U.S. source income, the 30% withholding applies to payments made after June 30, 2014. Payments on certain grandfathered obligations are not subject to the referenced 30% withholding. The IRS has released proposed regulations, which taxpayers may rely on, that eliminate the withholding tax under FATCA on payments of proceeds from the sale of property that could give rise to U.S. source interest or dividends.

Regulations issued by the U.S. Department of the Treasury and the IRS (the “FATCA Regulations”) treat the Fund as a “territory non-financial foreign entity.” Under this classification, the Fund could be required to provide to the payors of such U.S. sourced income (except with respect to certain grandfathered obligations) certain information with respect to its investors. The payors, in turn, would be required to disclose such information to the IRS. Under the FATCA Regulations, the Fund would not have to provide the required information if it is wholly owned directly or indirectly by investors who are individual bona fide residents of Puerto Rico for purposes of Section 933 of the U.S. Code, otherwise it will have to provide the information with respect to direct and indirect substantial U.S. owners of the Fund. However, the Fund has elected to register as a direct reporting non-financial foreign entity, and as such, it is required to provide such information directly to the IRS by filing Form 8966 with IRS.

If the Fund is unable to obtain such information from any such investor or otherwise fails or is unable to comply with the requirements of the U.S. Code, the FATCA Regulations or any other implementing rules, certain payments to the Fund may be subject to a 30% withholding tax. By making an investment in the Fund, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements.

[To ensure that the Qualifying Investors that acquire Shares after the date hereof will have the obligation to timely provide the Fund the information required to comply with the U.S. Code, by making an investment in Shares, each investor agrees to provide all information and certifications necessary to enable the Fund to comply with these requirements and authorizes the Fund to redeem the Shares of any investor that fails to timely provide such information or certifications. In addition, any investor that fails to timely provide the requested information or certifications will be required to indemnify the Fund for the entirety of the 30% percent tax withheld on all of the Fund’s income as a result of such investor’s failure to provide the information.]

United States Taxation of Qualifying Investors

Dividends. Under Section 933 of the U.S. Code, Puerto Rico Individuals will not be subject to U.S. federal income tax on dividends distributed by the Fund that constitute income from sources within Puerto Rico. The dividends distributed by the Fund should constitute income from sources within Puerto Rico not subject to U.S. federal income tax in the hands of a Puerto Rico Individual. However, in the case of Qualifying Individuals who own, directly or indirectly, at least 10% of the issued and outstanding voting Shares (the “10% Shareholders”), only the Puerto Rico source ratio of any dividend paid or accrued by the Fund shall be treated as income from sources within Puerto Rico. The Puerto Rico source ratio of any dividend from the Fund is a fraction, the numerator of which equals the gross income of the Fund from sources within Puerto Rico during the 3-year period ending with the close of the taxable year of the payment of the dividend (or such part of such period as the Fund has been in existence, if less than 3 years) and the denominator of which equals the total gross income of the Fund for such period. In the case of 10% Shareholders, the part of the dividend determined to be from sources other than Puerto Rico (after applying the rules described in this paragraph) may be subject to U.S. income tax.

The U.S. Code contains certain attribution rules pursuant to which Shares owned by other persons are deemed owned by the Qualifying Individuals for purposes of determining whether they are 10% Shareholders. As a result, a Qualifying Individual that owns less than 10% of the issued and outstanding voting Shares may become a 10% Shareholder if he or she is a partner, member, beneficiary or shareholder of a partnership, estate, trust or corporation, respectively, that also owns Shares. To determine whether a Qualifying Individual is a 10% Shareholder, the Qualifying Individual must consult his or her tax advisor and obtain from his or her financial advisor the information that the tax advisor deems appropriate for such purpose. If it is determined that a Qualifying Individual is a 10% Shareholder, such individual must obtain from his or her financial advisor the information to determine which part of the dividend is from sources outside of Puerto Rico and may thus be subject to U.S. federal income tax.

Qualifying Individuals will not be allowed a U.S. tax deduction from gross income for amounts allocable to such Fund’s dividends not subject to U.S. federal income tax.

Foreign corporations not engaged in a U.S. trade or business are generally not subject to U.S. federal income tax on amounts received from sources outside the United States. Corporations incorporated in Puerto Rico are treated as foreign corporations under the U.S. Code. It is more likely than not that dividends distributed by the Fund to Puerto Rico corporations are expected to constitute income from sources within Puerto Rico. Accordingly, it is more likely than not that Puerto Rico corporations not engaged in a U.S. trade or business are not expected to be subject to U.S. taxation on dividends received from the Fund and it is more likely than not that dividends received or accrued by a Puerto Rico corporate investor that is engaged in a U.S. trade or business are expected to be subject to U.S. federal income tax only if such dividends are effectively connected to its U.S. trade or business.

The U.S. Code provides special rules for Puerto Rico Entities that are treated as partnerships for U.S. federal income tax purposes.

It must be noted, that the IRS issued regulations under Section 937(b) of the U.S. Code that include an exception to the general source of income rules (described above) otherwise applicable to dividends paid by Puerto Rico corporations (such as the Fund) in the case of dividends paid by such Puerto Rico corporations pursuant to certain conduit plans or arrangements (“conduit arrangements”). Under the regulations, income received pursuant to a conduit arrangement from U.S. sources would retain its character as U.S. source income notwithstanding the fact the general sourcing rules would otherwise treat such income as being from Puerto Rico sources. In general, the regulations describe a conduit arrangement as one in which pursuant to a plan or arrangement income is received by a person in exchange for consideration provided to another person and such other person provides the same consideration (or consideration of a similar kind) to a third person in exchange for one or more payments constituting income from sources within the U.S. However, it seems that the conduit regulations were not intended to apply to an actively managed investment company such as the Fund that is subject to regulation by state authorities and, therefore, should not change the conclusion that dividends paid by the Fund will be considered from Puerto Rico sources as described above.

Sales, Exchange or Disposition of Shares. Gain, if any, from the sale, exchange or other disposition of Shares by a Qualifying Individual, including an exchange of Shares of the Fund for Shares of an affiliated investment company, will generally be treated as Puerto Rico source income and, therefore, exempt from federal income taxation.

A Puerto Rico corporation that invests in the Fund will be subject to U.S. federal income tax on a gain from a disposition of Shares only if the gain is effectively connected to a U.S. trade or business carried on by the Puerto Rico corporation.

The U.S. Code provides special rules for Qualifying Entities that are treated as partnerships for U.S. federal income tax purposes.

PFIC Rules. Under the current provisions of the U.S. Code, the Fund will be treated as a PFIC. Under the PFIC rules, a Qualifying Individual and a Nonresident U.S. Citizen that disposes of its Shares at a gain is treated as receiving an excess distribution equal to such gain. In addition, if any Qualifying Individual or a Nonresident U.S. Citizen receives a distribution from the Fund in excess of 125% of the average amount of distributions such Qualifying Individual or Nonresident U.S. Citizen has received from the Fund during the three preceding taxable years (or shorter period if the Qualifying Individual or Nonresident U.S. Citizen has not held the stock for three years), the Qualifying Individual and Nonresident U.S. Citizen are treated as receiving an excess distribution equal to such excess. In general, under the PFIC rules, (i) the excess distribution or gain would be allocated ratably over Qualifying Individual and Nonresident U.S. Citizen’s holding period for the Shares, (ii) the amount allocated to the current taxable year would be taxed as ordinary income, and (iii) the amount allocated to each of the other taxable years would, with certain exceptions, be subject to tax at the highest rate of tax in effect for the Qualifying individual and Nonresident U.S. Citizen for that year, and an interest charge for the deemed deferral benefit would be imposed on the resulting tax attributable to each such year.

As an alternative to these rules, the Qualifying Individuals and Nonresident U.S. Citizen may, in certain circumstances, elect a mark-to-market treatment with respect to the Shares.

However, under a proposed U.S. Code regulation, Qualifying Individuals are subject to the rule described in (ii) and (iii) above only to the extent that any excess distribution or gain is considered to be from sources other than Puerto Rico or is allocated to a taxable year during which the Qualifying Individual held the Shares and was not a bona fide resident of Puerto Rico during the entire taxable year, or in certain cases, a portion thereof, within the meaning of Sections 933 and 937 of the U.S. Code. The portion of the excess distribution or gain considered to be Puerto Rico source income that is allocated to the current taxable year of the Qualifying Individual will not be subject to U.S. federal income tax pursuant to U.S. Code Section 933.

Qualifying Individuals and Nonresident U.S. Citizens must file an annual report containing such information as the Secretary of the Treasury may require (Form 8621), unless an exception from the filing requirement is applicable. Prospective investors should consult with their own tax advisers regarding this matter and similar disclosure requirements as they apply to them.

Qualifying Trusts should consult their tax advisers regarding the U.S. federal tax consequences of an investment in the Fund.

Estate and Gift Taxes. The transfer of Shares by death or gift by a Qualifying Individual will not be subject to estate and gift taxes imposed by the U.S. Code if such Qualifying Individual (i) is a U.S. citizen who acquired such citizenship solely by reason of birth or residence in Puerto Rico and (ii) is a resident of Puerto Rico for purposes of the U.S. Code as of the time of the death or gift.

The discussion contained in this section is a general and abbreviated summary of certain federal tax considerations affecting the Fund and the Qualifying Investors and is not intended as tax advice or to address a shareholder’s particular circumstances.

Investors are urged to consult their tax advisers regarding specific questions as to U.S. federal or Puerto Rico taxes or as to the consequences of investing in the Fund.]

Proxy Voting Policies

[With respect to each Fund, the Board of the Fund has adopted policies and procedures (the “Proxy Voting Policy”) governing proxy voting by accounts managed by the Adviser, including the Funds.

Copies of the Proxy Voting Policy for the Funds are attached as Appendix A.

Information with respect to how proxies relating to the Fund’s portfolio securities were voted during the 12-month period ending [DATE] will be available: (i) without charge, upon request, by calling [    ] or through the Funds’ website at [WEBSITE]; and (ii) on the SEC’s website at www.sec.gov.]

Portfolio Holdings Disclosure Policies and Procedures

[The Board of each Fund has adopted a policy regarding the disclosure of the Fund’s portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of the Fund’s shareholders; (ii) does not put the interests of the Adviser, the Distributor or any affiliated person of the Adviser or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain information may be provided to personnel of the Adviser and its affiliates who manage funds that invest a significant percentage of their assets in shares of the Fund for the purpose of facilitating risk management and hedging activities; and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect.

Daily access to information concerning each Fund’s portfolio holdings is permitted: (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management; and (ii) to other personnel of the Adviser, the Distributor and their affiliates, and the administrator, custodian and fund accountant who deal directly with, or assist in, functions related to investment management, distribution, administration, custody, securities lending and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with federal securities laws and regulations thereunder. In addition, each Fund discloses its portfolio holdings and certain other information each day the Fund is open for business at [WEBSITE]. More information about this disclosure is available at [WEBSITE].

Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC within 70 days of the end of the second and fourth fiscal quarters and within 60 days of the end of the first and third fiscal quarters and will provide such information to shareholders as required by federal securities laws and regulations thereunder. Each Fund may, however, voluntarily disclose all or part of its portfolio holdings in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information, exemptive orders granted to the Funds by the SEC, and federal securities laws and regulations thereunder. Such information may be made available through a publicly available website or other means that make the information available to all likely interested parties contemporaneously.

Each Fund’s Chief Compliance Officer or his or her delegate may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures, subject to restrictions on selective disclosure imposed by applicable law.

The Board of each Fund reviews the policy and procedures for disclosure of portfolio holdings information at least annually.]

Financial Statements

A copy of each Fund’s Annual Report for the fiscal year ended March 31, 2021 and June 30, 2020, as applicable, and each Fund’s Semi-Annual Report for the Six-Month period ended September 30, 2020 and December 31, 2020, when available, may be obtained upon request and at no charge by calling [    ] [between 8:00 a.m. and 6:00 p.m. Eastern time on any business day]. The audited financial statements (audited in accordance with the AICPA, but not the PCAOB) and the Independent Registered Public Accounting Firm’s report for each Fund are included herewith.

[     ]

Additional Information

Counsel. Pietrantoni Mendez & Alvarez LLC, located at Popular Center, 19th Floor, 208 Ponce de León, San Juan, 00918, Puerto Rico, serves as Puerto Rico counsel to the Funds.

Sidley Austin LLP, located at 787 Seventh Avenue, New York, NY 10019, serves as U.S. counsel to the Funds.

[Shareholder Communication to the Board of Directors. The Boards have established a process for shareholders to communicate with the Boards. Shareholders may contact the Boards by mail. Correspondence should be addressed to [    ], c/o [ADDRESS]. Shareholder communication to the Board of Directors should include the following information: (a) the name and address of the shareholder; (b) the number of shares owned by the shareholder; (c) the Fund(s) of which the shareholder owns shares; and (d) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Fund and reported to the Board of Directors.]

Codes of Ethics. Each Fund, the Advisor and the Distributor have each adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of each Fund, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.]

Appendix A

Proxy Voting Policy

[               ]

A-1

PART C — OTHER INFORMATION

OTHER INFORMATION

Item 28. Exhibits

EXHIBIT
(a)	—	Amended and Restated Certificate of Incorporation of the Registrant, dated March 26, 2001.*
(b)	—	By-laws of the Registrant.*
(c)	—	[Instruments defining the rights of holders of the securities being registered, including the relevant portion of the Fund’s articles of incorporation or by-laws].[**]
(d)	—	Investment Advisory Contract between the Registrant and Popular Asset Management LLC (the “Adviser”), dated [•].[**]
(e)(1)	—	[Form of Distribution Agreement between the Registrant and [•]].[**]
(e)(2)	—	[Form of Underwriting Agreement].[**]
(e)(3)		[Form of Standard Dealer Agreement].[**]
(e)(4)		[Form of Dealer Letter Agreement].[**]
(f)	—	[copies of all bonus, profit sharing, pension, or similar contracts or arrangements in whole or in part for the benefit of the Fund’s directors or officers in their official capacity. Describe in detail any plan not included in a formal document].[**]
(g)(1)	—	Custodian Agreement between the Registrant and [•], dated [•] (the “Custodian Agreement”).[**]
(g)(2)	—	Transfer Agency, Registrar, and Shareholder Service Agreement dated [•] between the Registrant and [•] (the “Transfer Agency Agreement”).[**]
(g)(3)	—	[copies of all other custodian agreements and depository contracts under section 17(f) of the 1940 Act concerning the Fund’s securities and similar investments, including the schedule of remuneration.].[**]
(h)(1)	—	Administration Agreement between Registrant and [•] dated [•] (the “Administration Agreement”).[**]
(h)(2)	—	Trust Indenture between Registrant and [•] dated [•] (the “Trust Indenture”).[**]
(h)(3)	—	[Expense Limitation and Reimbursement agreements].[**]
(h)(4)	—	[copies of all other material contracts not made in the ordinary course of business to be performed in whole or in part on or after the filing date of the registration statement].
(i)	—	Opinion of Sidley Austin LLP.[***]
(j)(1)		Consent of [•].[**]
(j)(2)	—	Opinion of [•].[***]
(k)	—	[Not Applicable].
(l)	—	[copies of any agreements or understandings made in consideration for providing the initial capital between or among the Fund, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling].[**]
(m)	—	[copies of any plan entered into by the Fund under Rule 12b-1 and any agreements with any person relating to the plan’s implementation].[**]
(n)	—	[copies of any plan entered into by the Fund under Rule 18f-3, any agreement with any person relating to the plan’s implementation, and any amendment to the plan or an agreement].[**]
(o)	—	Reserved.
(p)	—	Code of Ethics of the Registrant.**
(q)	—	Powers of Attorney dated [•], 2021.*

*	Filed herewith.
**	To be filed by amendment.
***	To be filed by post-effective amendment.

Item 29. Person Controlled or Under Common Control With Registrant

[•].

Item 30. Indemnification

Section [•] of the Registrant’s [Charter document] provides as follows:

[•]

Item 31. Business and Other Connections of Investment Adviser

Popular Asset Management LLC, a subsidiary of Popular, Inc. (“Popular Asset Management”), acts as investment adviser to the Registrant (the “Adviser”). Popular Asset Management serves as investment adviser or co-investment adviser to other open-end and closed-end management investment companies. The principal business address for all of these investment companies and the persons named below is 209 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.

A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of the Adviser who serve as officers or Directors of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under “Information on Directors and Executive Officers” in the SAI. Such information for the remaining senior officers appears below:

Name and Position with [the Adviser]	Other Business, Profession, Vocation or Employment During Past Two Years
[•]	[•]

Additional information regarding Popular Asset Management LLC is provided in the body of this Registration Statement on Form N-1A under the heading “Management, Advisory and Other Service Arrangements.”

Item 32. Principal Underwriters

(a)

[State the name of each investment company (other than the Fund) for which each principal underwriter currently distributing the Fund’s securities also acts as a principal underwriter, depositor, or investment adviser].

(b)	[Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 25]:

Name and Principal Business Address	Positions and Offices with Underwriter	Position and Offices with Fund
[•]	[•]	[•]

(c)

[Provide the information required by the following table for all commissions and other compensation received, directly or indirectly, from the Fund during the last fiscal year by each principal underwriter who is not an affiliated person of the Fund or any affiliated person of an affiliated person:]

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
[•]	[•]	[•]	[•]	[•]

Item 33. Location of Accounts and Records

[[•], maintains the Fund’s [Charter document], By-Laws, minutes of director and shareholder meetings, and contracts of the Registrant and all advisory material of the investment adviser.

[•] maintains all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records not maintained by [•].]

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of San Juan, and Commonwealth of Puerto Rico, on the 2nd day of April, 2021.

POPULAR TOTAL RETURN FUND, INC.

/s/ Juan O. Guerrero Preston
Juan O. Guerrero Preston, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Juan O. Guerrero Preston	Chairman of the Board, Director and President	April 2, 2021
Juan O. Guerrero Preston	(Principal Executive Officer)

/s/ Jose González	Treasurer	April 2, 2021
Jose González	(Principal Financial and Accounting Officer)

/s/ Enrique Vila del Corral*	Director
Enrique Vila del Corral

/s/ Jorge Vallejo*	Director
Jorge Vallejo

/s/ Carlos Pérez *	Director
Carlos Pérez

By*:	/s/ Juan O. Guerrero Preston
Juan O. Guerrero Preston
Attorney-in-Fact
April 2, 2021

*

The powers of attorney authorizing Juan O. Guerrero Preston, among others, to execute this Registration Statement, and Amendments thereto, for the Directors of the Registrant on whose behalf this Registration Statement is filed, have been executed and are filed as Exhibit (q) to this Registration Statement.

EXHIBIT INDEX

Exhibit	Name
(a)	Amended and Restated Certificate of Incorporation, dated March 26, 2001
(b)	By-laws of the Registrant
(q)	Powers of Attorney